SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.)

Check the appropriate box:

[ X ]  Preliminary information statement
[  ]  Confidential, for use of the Commission only (as permitted by Rule
14c-6(d)(2))
[  ]  Definitive information statement

MangoSoft, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)           Amount previously paid:
(2)           Form, schedule or registration statement no.:
(3)           Filing party:
(4)           Date filed:

MANGOSOFT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF MANGOSOFT, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of MangoSoft, Inc., a Nevada corporation (the “Company”), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the “Written Consent”) has been executed to be effective 20 days from the date of mailing this Information Statement to you.  The Written Consent authorizes the following corporate action:

1.	The authorization of the Company’s 2010 Stock Option/Stock Issuance Plan;

2.	Amend our Articles of Incorporation to change the name of the Company to Mango Capital, Inc.

Because execution of the Written Consent was assured, our Board of Directors believes it would not be in the best interests of our company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions.  Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of common stock held of record by them.

The Board of Directors has fixed the close of business on December 17, 2010 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.  This Information Statement is being mailed on or about December 31, 2010 to all stockholders of record as of the Record Date.  Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the matters being authorized herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1

MANGOSOFT, INC.
108 Village Square, Suite 315
Somers, New York 10589

INFORMATION STATEMENT ON SCHEDULE 14C

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding our shares of outstanding common stock beneficially owned as of the date hereof by (i) each of our directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by us to own beneficially more than 5% of our common stock based upon 5,443,157 issued common shares.

Directors & Executive Officers	Title	Number of Shares of Common Stock Owned	Percent of Voting Shares Outstanding
Dennis M. Goett	Chairman & CEO	0	0.00%
Elliott Singer	Director	0	0.00%
Joseph Luminoso	Director	0	0.00%
Sean M. Gavin	CFO	0	0.00%

All Directors & Officers as a Group		0	0.00%

Beneficial Owners	Number of Shares of Common Stock Owned	Percent of Voting Shares Outstanding
Douglas B. Krugman	1,658,356	27.90%
Southpaw Asset Management LP	1,482,128	24.94%
Jay Zises (1)	814,816	17.92%

All Beneficial Owners as a Group	3,955,300	70.76%

(1)
Beneficially owned shares for Jay Zises exclude 10,000 shares of the Series B Convertible Preferred Stock owned by Jay Zises which were issued on July 23, 2003.  Each share of Preferred stock is convertible into one share of common stock at the option of holder.  In addition to its convertible features, the holders of the Preferred Stock are entitled to twenty-five votes per share of Preferred Stock on any matter brought to the vote of shareholders.

2010 STOCK OPTION/ STOCK ISSUANCE PLAN

A 2010 Stock Option/Stock Issuance Plan (the “2010 Plan”) was authorized by the majority shareholders. Following is a description of the 2010 Plan.

General

The 2010 Plan provides for the issuance of up to 2,000,000 shares of the Corporation’s Class A Common Stock to our directors, officers, employees and consultants in the form of stock options and shares of common stock.

Our Board of Directors will initially administer the 2010 Plan, except that the Board may, at its discretion, establish a committee comprised of two or more members of the Board or two or more other persons to administer the 2010 Plan (the "Plan Administrator").

The 2010 Plan has two separate components: the option grant program and the stock issuance program.  To date no shares of common stock or stock options have been issued pursuant to the 2010 Plan.

Option Grant Program

Incentive stock options (those stock options that qualify under Section 422 of the Internal Revenue Code of 1986 ("the "Code")) may be granted to any individual who is, at the time of the grant, our employee.  Non-qualified stock options (those options that do not qualify under Section 422 of the Code) may be granted to employees and other people, including our directors and officers.

Grants under the option grant program may be structured as installment options which become exercisable for vested shares over the optionee’s period of service or as immediately exercisable options for unvested shares which will be subject to repurchase by us, at the option exercise price paid per share, upon the optionee’s termination of service prior to vesting in those shares.  All option grants must have an exercise price not less than 100% of the fair market value of the option shares on the grant date.

Each option is to have a maximum term of ten years, subject to earlier termination in the event the optionee leaves our service.  The optionee will have up to a three month period following termination of service (for reasons other than death or disability) in which to exercise the option.  This period will be extended to 12 months if the optionee’s service terminates by reason of disability, and in the event of the optionee’s death, the personal representative of the optionee’s estate (or the person inheriting the option) will have up to a 12 month period following the optionee’s death in which to exercise the option.

To exercise the option, the optionee must execute a stock purchase agreement and pay the exercise price for the purchased shares.  Payment is to be made in cash; however, the Plan Administrator may also permit the optionee to deliver a full-recourse interest-bearing promissory note for the purchased shares payable in one or more installments.  Provided that our shares remain publicly traded, the exercise price may be paid in shares of common stock or, alternatively, through the optionee’s participation in a same-day sale program.  Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes.

In the event we are acquired by merger or asset sale, the option shares will immediately vest, and the option may be exercised for any or all of those vested shares prior to the effective date of such acquisition.  However, such accelerated vesting will not occur if our repurchase rights with respect to the unvested option shares are assigned to the acquiring entity.  The Plan Administrator will have the discretion to structure one or more option grants under the Plan so that the shares subject to those options will immediately vest in the event the optionee’s service is involuntarily terminated within 18 months following an acquisition in which our repurchase rights are so assigned, and the optionee would then have a one-year period to exercise the accelerated options for fully-vested shares.  It is anticipated that this special vesting acceleration provision would be made available only on a limited case-by-case basis.

The stock purchase agreement will provide us with the right to repurchase, at the original exercise price paid per share, any unvested shares held by the optionee at the time of his or her termination of service.  The applicable vesting schedule will be set forth in the Notice of Grant.  Full and immediate vesting of all the option shares will occur upon an acquisition by merger or asset sale, unless the repurchase right applicable to those shares is assigned to the successor company.  One or more repurchase rights outstanding under the Plan may be structured so that those rights will subsequently lapse (and the option shares will immediately vest) upon an involuntary termination of the optionee’s service within 18 months following the effective date of an acquisition in which the repurchase rights are assigned to the successor company.

Stock Issuance Program

Shares of common stock may be issued to employees and other people, including our directors and officers.

The stock issuance program allows eligible persons to purchase shares of common stock at fair market value or at a discount of up to 15% of fair market value.  The shares may be fully vested when issued or may vest over time as the recipient provides services or as specified performance objectives are attained.  In addition, shares of common stock may be issued as bonus awards in recognition of services rendered, without any cash outlay required of the recipient.

The stock issuance component is structured as a stock purchase transaction, with the purchase price for the shares to be paid in cash or by promissory note at the time of issuance of the shares.  The same repurchase rights summarized above for the “Stock Purchase Agreement” under the option grant program will apply to the purchased shares, namely, our right to repurchase, at the original purchase price, any unvested shares held by the participant at the time of his or her termination of service.

It is anticipated that any issued shares will vest either immediately or in a series of installments over the participant’s period of service.  Full and immediate vesting of all the shares will occur upon an acquisition by merger or asset sale, unless the repurchase right applicable to those shares is assigned to the successor company.  The assigned repurchase rights may be structured so that they will subsequently lapse (and the shares will immediately vest) upon an involuntary termination of the participant’s service within 18 months following the effective date of the acquisition.

As of the date hereof, no options have been issued pursuant to the 2010 Plan.

Certain Relationships and Related Transactions

None.

AMENDMENT TO ARTICLES OF INCORPORATION
CHNAGING THE NAME OF THE COMPANY

The consent of a majority of the voting shares of the Company was given for the approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company to Mango Capital, Inc.

The amendment to our Articles of Incorporation changing the name of the Company will be filed with the Secretary of State of Nevada on or after the twentieth day after this Information Statement is mailed to our stockholders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2011

The rules of the Securities and Exchange Commission (“SEC”) permit our stockholders, after notice to us, to present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by our action in accordance with the proxy rules published by the SEC.  Our 2011 annual meeting of stockholders is expected to be held on or about April 15, 2011, and proxy materials in connection with that meeting are expected to be mailed on or about April 1, 2011.  Proposals of stockholders that are intended to be presented at our 2011 annual meeting must be received by us no later than March 15, 2011, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the  “Exchange Act”) requires that our Officers and Directors  and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC.  Based solely on our review of the SEC’s EDGAR database, copies of such forms received by us, or written representations from certain reporting persons, we believe that during the 2010 fiscal year, all such filing requirements applicable to our Officers, Directors, and greater than 10% beneficial owners were complied with.

 ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2009, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report.  Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2009, and Quarterly Report on Form 10-QSB for the period ended September 30, 2010 are each incorporated by reference into this Information Statement.  Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Sean M. Gavin, MangoSoft, Inc., 108 Village Square, Suite 315, Somers, New York 10589 or on the Internet at www.sec.gov from the SEC’s EDGAR database.

By Order of the Board of Directors

/s/ Dennis M. Goett
By: Dennis M. Goett, Chairman and Chief Executive Officer

ACTION BY MAJORITY WRITTEN CONSENT
OF THE SHAREHOLDERS OF

MANGOSOFT, INC.
a Nevada corporation

IN LIEU OF ANNUAL MEETING

In accordance with Section 78.320(2) of the Nevada Revised Statutes and the bylaws of Mangosoft, Inc. (the “Company”), the undersigned shareholders of the Company do hereby, pursuant to this Majority Written Consent, vote all shares of the Company’s outstanding voting stock held of record by them for the adoption and approval of the following resolution, without a formal meeting and without prior notice, in lieu of an annual meeting:

AMENDMENT OF THE ARTICLES OF INCORPORATION

RESOLVED, that Article I of the Articles of Incorporation be and the same is hereby amended to reflect a change in the name of the Company to Mango Capital, Inc.

ADOPTION OF STOCK OPTION PLAN

WHEREAS, the shareholders have deemed it to be in the best interests of the Company to adopt a stock option plan (the “Plan”) for its employees, directors, and consultants with 2,000,000 shares of the Company’s Class A Common Stock authorized to be granted pursuant to the Plan; and

WHEREAS, the shareholders have designated and directed the drafting, review, and approval of the Plan to the Board of Directors, in accordance with the maximum shares available as set forth above and in substantially the same form as the draft provided herewith.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that, the Plan is approved and authorized by the Company effective as of the date hereof and shall hereinafter be known as the “2010 STOCK OPTION/ STOCK ISSUANCE PLAN.”

RATIFICATION OF ACTIONS

RESOLVED, that all actions taken by the directors of the Company since the last meeting of the shareholders be, and they hereby are, ratified, approved and confirmed in all respects; except those acts which are violation of law, public policy or the fiduciary duty existing between said persons and the Company.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

IN WITNESS WHEREOF, the undersigned shareholders of the Corporation, hereby voting the full number of shares of the Company’s outstanding voting stock held of record by them, have executed this Majority Written Consent of the Shareholders as of December 17, 2010.

Shareholder	Common Shares	Preferred Shares		Shares Voted (1)	Percentage Voting Shares

/s/ Jay Zises	814,816	10,000	(1)	1,064,816	17.9%
Jay Zises

/s/ Selig A. Zises	31,687	10,000	(1)	281,687	4.7%
Selig A. Zises

/s/ Douglas Krugman	1,658,356	—		1,658,356	27.9%
Douglas Krugman

Total shares being voted				3,004,859	50.6%

(1)	Selig A. Zises and Jay Zises each hold 10,000 shares of Series B Convertible Preferred shares which have a 25:1 voting power (25 votes per share of Series B Preferred).

2

MANGOSOFT, INC.
2010 STOCK OPTION PLAN

1. Purposes of the Plan.  The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2. Definitions .  As used herein, the following definitions shall apply:

(a) “ Administrator ” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “ Applicable Laws ” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

(c) “ Board ” means the Board of Directors of the Company.

(d) “ Change in Control ” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e) “ Code ” means the Internal Revenue Code of 1986, as amended.

(f) “ Committee ” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(g) “ Common Stock ” means the Common Stock of the Company.

(h) “ Company ” means MangoSoft, Inc., a Nevada corporation.

(i) “ Consultant ” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(j) “ Director ” means a member of the Board.

(k) “ Disability ” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “ Employee ” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 90th day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “ Exchange Act ” means the Securities Exchange Act of 1934, as amended.

(n) “ Fair Market Value ” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Over-the-Counter Bulletin Board, The Nasdaq Stock Market or the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “ Incentive Stock Option ” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p) “ Nonstatutory Stock Option ” means an Option not intended to qualify as an Incentive Stock Option.

(q) “ Option ” means a stock option granted pursuant to the Plan.

(r) “ Option Agreement ” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(s) “ Optioned Stock ” means the Common Stock subject to an Option.

(t) “ Optionee ” means the holder of an outstanding Option granted under the Plan.

(u) “ Parent ” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “ Plan ” means this 2010 Stock Option Plan.

(w) “ Service Provider ” means an Employee, Director or Consultant.

(x) “ Share ” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(y) “ Subsidiary ” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan .  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 2,000,000 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of restricted stock issued pursuant to an Option are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan .

(a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b) Powers of the Administrator .  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Option granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

(c) Effect of Administrator’s Decision .  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5. Eligibility .  Nonstatutory Stock Options may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6. Limitations .

(a) Incentive Stock Option Limit .  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) At-Will Employment .  Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

7. Term of Plan .  Subject to shareholder approval in accordance with Section 18, the Plan shall become effective upon its adoption by the Board.  Unless sooner terminated under Section 14, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the date of the most recent Board approval of an increase in the number of shares reserved for issuance under the Plan.

8. Term of Option .  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration .

(a) Exercise Price .  The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) Forms of Consideration .  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of, without limitations, (1) cash, (2) check, (3) promissory note, (4) other Shares, provided Shares acquired from the Company, either directly or indirectly, (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option .

(a) Procedure for Exercise; Rights as a Shareholder .  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider .  If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee .  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee .  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. Transferability of Options .  Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.

12. Adjustments Upon Changes in Capitalization, Merger or Change in Control .

(a) Changes in Capitalization .  Subject to any required action by the shareholders of the Company, the number and type of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the number and type of Shares covered by each outstanding Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number or type of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares subject to an Option.

(b) Dissolution or Liquidation .  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control .  In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  If the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option, then the Optionee shall fully vest in and have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.  If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

13. Time of Granting Options .  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan .

(a) Amendment and Termination .  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval .  The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination .  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15. Conditions Upon Issuance of Shares .

(a) Legal Compliance .  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations .  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Inability to Obtain Authority .  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares .  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2010 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share $

Total Number of Shares Granted

Total Exercise Price $

Type of Option:	___ Incentive Stock Option
___ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule :

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

33.3% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/24th of the Option shall vest each month thereafter, subject to Optionee continuing to be a Service Provider on such dates.

Notwithstanding the foregoing and anything contrary in the Plan, to the extent the successor corporation in a merger or Change in Control refuses to assume or substitute for this Option, then the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.  If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

Termination Period :

This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider.  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

(a) Grant of Option .  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

(b) Exercise of Option .

(i) Right to Exercise .  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(ii) Method of Exercise .  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c) Optionee’s Representations .  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B .

(d) Lock-Up Period .  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

(e) Method of Payment .  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check;

(ii) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(iii) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

(f) Restrictions on Exercise .  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g) Non-Transferability of Option .  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

(h) Term of Option .  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

(i) Tax Obligations .

(i) Withholding Taxes .  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii) Notice of Disqualifying Disposition of ISO Shares .  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(j) Entire Agreement; Governing Law .  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of Nevada.

(k) No Guarantee of Continued Service .  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	MANGOSOFT, INC.

Signature:	By:

Print Name:	Name/Title:

Residence
Address

EXHIBIT A

2010 STOCK OPTION PLAN

EXERCISE NOTICE

MangoSoft, Inc.
108 Village Square, Suite 315
Somers, NY 10589
Attention: __________

1. Exercise of Option .  Effective as of today, _____________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of MangoSoft (the “Company”) under and pursuant to the 2010 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated ____________, ____ (the “Option Agreement”).

2. Delivery of Payment .  Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee .  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder .  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Company’s Right of First Refusal  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer .  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal .  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price .  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment .  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer .  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers .  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal .  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation .  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders .

(a) Legends .  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices .  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer .  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns .  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation .  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability .  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Nevada.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

11. Entire Agreement .  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	MANGOSOFT, INC.

Signature	By

Print Name	Title

Address :	Address :

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY: MANGOSOFT, INC.

SECURITY: COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

3. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

4. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K
(Mark One)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from _______________________ to ___________________

Commission File Number 001-12345

MANGOSOFT, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0543565
(State of incorporation)	(I.R.S. Employer Identification No.)

108 Village Square, Suite 315 Somers, NY	10589
(Address of principal executive offices)	(Zip Code)

29 Riverside Street, Suite A, MS A-8
Nashua, New Hampshire  03062
(Prior Address if Changed From Last Report)

Registrant’s telephone number, including area code: (914) 669-5333

Securities registered pursuant to Section 12(b) of the Act:   None
Securities registered pursuant to Section 12(g) of the Act:   Common stock, $.001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  ☐  Yes  ☒  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  ☐  Yes  ☒  No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for the past 90 days.  ☒  Yes  ☐  No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See definitions of “accelerated filer,” “large accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer   ☐  Accelerated filer  ☐ Non-accelerated filer    ☐  Smaller reporting company   ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule12b-2 of the Act).  ☐  Yes  ☒  No

The aggregate market value of the voting stock held by persons other than officers, directors and more than 5% stockholders of the registrant as of June 30, 2009 was $1.59 million, based on the most recent sales price of the common stock of Company ($0.25 per share) in private transactions at such date (when the common stock of the Company was not publicly quoted or listed for trading).  As of March 25, 2010, there were 5,443,157 shares of common stock outstanding.

MANGOSOFT, INC.

INDEX TO FORM 10-K

FACTORS THAT MAY AFFECT FUTURE RESULTS

The Company’s prospects are subject to certain uncertainties and risks. This Annual Report on Form 10-K also contains certain forward-looking statements within the meaning of the Federal Securities Laws. The Company’s future results may differ materially from its current results and actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors.

Readers should pay particular attention to the considerations described in the section of this report entitled “Risk Factors” beginning on page 8 of this report. Readers should also carefully review the risk factors described in the other documents the Company files from time to time with the Securities and Exchange Commission.

PART I

ITEM 1. DESCRIPTION OF BUSINESS

GENERAL

Through December 31, 2009, Mangosoft (the “Company”) marketed, sold and supported Internet business software and services that improve the utility and effectiveness of Internet-based business applications. Our software solutions address the networking needs of small businesses, workgroups and large enterprises. We have leveraged our patented technology known as “Pooling” to develop our suite of software solutions. Pooling is a peer-to-peer clustering technology that utilizes the network and resources of client personal computers (“PCs”) and workstations to deliver easy-to-use advanced software services. Mangosoft’s proprietary software applications help businesses gain a competitive advantage by improving collaboration with customers, partners and colleagues through smarter, faster Internet communications.

As of January 1, 2010, we entered into a Hosting Licensing Agreement with Built Right Networks (“Built Right”) under which Built Right  provides our software and services to existing Mangosoft customers and new Built Right customers for their own account. Built Right will provide services, maintain the software offering and manage the existing Mangosoft website for the benefit of their customers. Mangosoft retains all intellectual property rights for its software including Mangomind™ and fileTrust™. The Hosting Licensing Agreement grants a non-exclusive license to Built Right and is cancelable under certain conditions. We are evaluating alternate applications for our intellectual property. We believe that the current offerings did not provide sufficient growth opportunity for the Company and were more suited to companies such as Built Right with active technology service business models.

BUSINESS STRATEGY

We no longer develop new software products or services. We discontinued the direct marketing, sale and support of our software services as of January 1, 2010. Our strategy includes seeking strategic business partnerships and distribution channels to leverage our patented technology as well as seeking profitable businesses in which our intellectual property will provide opportunity for profitability. We will also seek business opportunities in which third party technology solutions will provide opportunities for revenue diversification and growth and improved operations and profits. All of our business operations are overseen by our sole officer and our Board of Directors, who utilizes third party contractors, as required, to implement the Company’s business strategy.

COMPETITION

We previously competed with general technology suppliers such as Microsoft Corporation, Oracle Corporation, EMC Corporation and Novell, Inc., as well as emerging Internet collaboration companies such as Groove Networks, Inc. With the execution of our Hosting Licensing Agreement with Built Right Networks, we do not anticipate that we will encounter competition from these companies as well as others entering the Internet storage and collaboration markets. The Company is unable to determine the competition it will encounter going forward. There are no assurances that its business will not be faced with considerable competitive pressures.

PRODUCTS

Our core technology includes our patented, peer-to-peer clustering technology, originally marketed as Pooling. This technology combines memory and disk resources of multiple systems on a network into a coherent shared resource, featuring an efficient distributed directory, dynamic data movement and data replication. We have applied for ten patents on our technology, five of which have been granted.

Mangosoft’s software and services make the Internet a better place for business. Our former customers, now customers of Built Right under the terms of our Hosting Licensing Agreement, use Mangomind SM to easily and securely connect with remote colleagues, clients and partners around the world. In doing so, Mangomind enables its users to make smarter and faster business decisions. Mangomind provides the secure file sharing benefits of a virtual private network (“VPN”) without additional hardware and configuration complexities.

Mangomind is an adaptation of our patented Pooling technology that delivers an easy-to-use virtual file service for the Internet. Mangomind combines the familiarity of Windows applications with the power of the Internet to deliver a secure means for multiple users to access, share and store important business files. Mangomind is sold as both a service and a standalone software product. The Mangomind service provides the security of a VPN without the additional hardware and configuration complexities. This virtual file service is hosted by a leading provider of complex Internet services and provides the familiar interface of a shared network drive. The Mangomind product was sold as a software license and the typical sale includes installation, training and extended support services. The Mangomind product is intended for the enterprise customer.

Mangomind facilitates business-to-business communications using the following features:

•	Simultaneous, multi-user file access. Mangomind is an Internet file-sharing system that allows multiple users in any location to simultaneously access and share files.

•
Online workgroup collaboration. Mangomind allows multiple users to collaborate online using Windows database applications commonly used in accounting, contact management, calendars, appointment scheduling and project management software packages.

•
Robust, safe and secure. Mangomind allows users to set access permissions for files and folders on a Mangomind drive. Data encryption (128-bit) at the client (user) level ensures that all files are securely transmitted and stored. Service level agreements ensure that a user’s files are available and protected.

•
Business level security through encryption. Access to shared files is restricted to clients authenticated by using public/private keys; each Mangomind user is authenticated using state-of-the-art private key encryption. Data is stored in encrypted form to prevent unauthorized access.

•
File access permissions . The Mangomind file system allows users to define access permissions for users or groups of users on individual drives, files and folders. Permission settings are easily specified using the same familiar Microsoft Windows procedures.

•	Familiar Windows interface. Mangomind looks and operates just like a local drive and is completely integrated with Windows. No user training is required; applications run as if on a local drive.

•
Access anytime, even when offline. When disconnected from the Internet, users can continue to work on their files offline because Mangomind caches the latest version of a file into a system’s local memory. Mangomind automatically synchronizes the files when the user reconnects to the Internet.

•
High availability service . The Mangomind service provides automatic backup and restore functions, full-time customer support and service, and service level agreements to ensure high availability of the service. The Mangomind service is hosted and managed by leading service providers.

fileTRUST SM is an online data storage service. fileTRUST SM users can access their stored files from any Internet-connected system. The fileTRUST SM service complements our Mangomind service by providing our customers with a lower cost online storage system. In conjunction with our purchase of fileTRUST SM

MARKETING AND SALES

We previously marketed our products and services primarily through a reseller channel. Effective September 30, 2002, we executed an Information Management Service Agreement (the “Outsourced Services Agreement”) with Built Right Networks. Under the terms of the Outsourced Services Agreement, Built Right Networks provided reseller channel management in addition to information systems and technical end-user support for our products and services. With the execution of the Hosting Licensing Agreement, our Outsourced Services Agreement with Built Right Networks was terminated as of December 31, 2009. Under the terms of the Hosting Licensing Agreement, Built Right Networks assumed all existing customers accounts. We are not actively marketing or selling our software products at this time. The Company will consider different applications of its intellectual property and retains all rights to these assets under the new agreement with Built Right Networks.

PRODUCT SUPPORT

Built Right Networks provided end-users and reselling channel with product support under the terms of the Outsourced Services Agreement. Under the terms of the Hosting Licensing Agreement, the Outsourced Services Agreement has been terminated. All technical support is provided directly by Built Right Networks. Built Right Networks will maintain the Mangosoft web site for purposes of providing maintenance and support to end-users and resellers..

CONCENTRATIONS

We generated the majority of our revenues from the sale of our products and services in North America. All of our 2009 and 2008 revenues were generated from sales to North American customers.

Excluding the $2,300,000 one time license fee revenue in 2008 as discussed under legal proceedings, one customer in 2009 and two customers in 2008  accounted for approximately 13% and  37% of our 2009 and 2008 net revenues, respectively.

INTELLECTUAL PROPERTY

To date, we have been granted five patents as follows: (i) System and Method for Providing Highly Available Data Storage Using Globally Addressable Memory (June 1, 1999); (ii) Structured Data Storage Using Globally Addressable Memory (June 29, 1999); (iii) Remote Access and Geographically Distributed Computers in a Globally Addressable Storage Environment (November 16, 1999); (iv) Shared client-side Web Caching Using Globally Addressable Memory (February 15, 2000); and (v) Shared Memory Computer Networks (November 14, 2000). We have applied for five additional U.S. patents which applications are still pending. Our patents cover aspects of our peer-to-peer clustering technology, Cachelink and Mangomind. We have also filed patent applications outside of the U.S. that are counterparts to the issued patents and pending applications. We also own trademarks on “Cachelink,” “Medley,” “Mango,” and “MangoSoft.” In addition, we also own service marks on “Mangomind,” “fileTRUST” and “the Business Internet File Service.”

We consider elements of our software and peer-to-peer clustering technology to be proprietary. We rely on a combination of trade secrets, copyright and trademark law, contractual provisions, confidentiality agreements, and certain technology and security measures to protect our intellectual property, proprietary technology and know-how. We have taken actions to secure our proprietary technology in the form of patent protection.

See Item 3. Legal Proceedings, included in this annual report, for a complete description of legal proceedings related to our intellectual property.

We license encryption software from a leading e-security software provider. This encryption software allows multiple users to more securely transmit, share and store files via the Mangomind service. All files shared, stored and transmitted over the Internet using the Mangomind service are protected with 128-bit encryption. Built Right Networks will be required to make royalty payments to the software provider based on the volume of their sales going forward.

EMPLOYEES

At December  31, 2009, we had one employee and outsourced all functions

ITEM 1A. RISK FACORS

We Have a Limited Operating History and Substantial Cumulative Operating Losses.

We have a history of substantial operating losses and an accumulated deficit of $89,222,212 as of December 31, 2009. For the years ended December 31, 2009 and 2008, our income (loss) from operations was $(293,073), and $547,660, respectively. We have historically experienced cash flow difficulties primarily because our expenses have exceeded our revenues. We expect to incur additional operating losses. These factors, among others, raise significant doubt about our ability to continue as a going concern. If we are unable to generate sufficient revenue from our operations to pay expenses or we are unable to obtain additional financing on commercially reasonable terms, our business, financial condition and results of operations will be materially and adversely affected.

We Will Need Additional Financing.

We may require additional capital to finance our future operations. We can provide no assurance that we will obtain additional financing sufficient to meet our future needs on commercially reasonable terms or otherwise.,

Our Success Depends on Ability to Develop Alternative Uses for our Software and/or New Business Opportunities.

 The Company’s success going forward depends on our ability to find alternative uses for our software and/or new business opportunities that generate revenues and profits. The Company is diligently evaluating  new opportunities but has made no decisions or commitments to date. There is no assurance that we will be successful in developing or finding alternative business opportunities or that we will be successful in building or managing a business in an y alternate  area of interest at this time.

Our Performance Depends on Market Acceptance of Our Product or Servicess.

In connection with our efforts to develop or find alternative business opportunities, we can give no assurance that we will not be dependent on market acceptance of future products or services. There is the risk that the Company will not find alternate business opportunities to develop or acquire. The Company will be subject to the risks related to the development or acquisition of any business including those risks related to performing in new markets and /or industries with which the Company is not familiar.

There May Be Limited Liquidity in Our Common Stock and Its Price May Be Subject to Fluctuation.

Our common stock is currently traded on the OTC Bulletin Board and there is only a limited market for our common stock. We can provide no assurances that we will be able to have our common stock listed on an exchange or quoted on NASDAQ or that it will continue to be quoted on the OTC Bulletin Board. If there is no trading market for our common stock, the market price of our common stock will be materially and adversely affected.

SEC Rules Concerning Sales of Low-Priced Securities May Hinder Re-Sales of Our Common Stock

Because our common stock has a market price that is less than five dollars per share, our common stock is not listed on an exchange or quoted on NASDAQ and is traded on the OTC Bulletin Board. Brokers and dealers who handle trades in our common stock are subject to certain SEC disclosure rules when effecting trades in our common stock, including disclosure of the following: the bid and offer prices of our common stock, the compensation of the brokerage firm and the salesperson handling a trade and legal remedies available to the buyer. These requirements may hinder re-sales of our common stock and may adversely affect the market price of our common stock.

We may not be successful in identifying new markets, adapting our intellectual property to other products or developing and marketing new products ..

Our business is subject to rapid changes in technology. We can provide no assurances that research and development by competitors will not render our technology obsolete or uncompetitive. We are evaluating the strategic value of our intellectual property and are actively seeking alternative applications for these software assets. We can provide no assurances that we will be successful in identifying new markets, adapting our intellectual property to products that address such markets and/or developing and marketing new products in such a manner as to be effective against our competition. If our technology is rendered obsolete or we are unable to develop new products to compete effectively, our business, operating results and financial condition may be materially and adversely affected.

Litigation Concerning Intellectual Property Could Adversely Affect Our Business.

We rely on a combination of trade secrets, copyright and trademark law, contractual provisions, confidentiality agreements and certain technology and security measures to protect our trademarks, patents, proprietary technology and know-how. However, we can provide no assurance that our rights in our intellectual property will not be infringed upon by competitors or that competitors will not similarly make claims against us for infringement. If we are required to be involved in litigation involving intellectual property rights, our business, operating results and financial condition will be materially and adversely affected.

Defects in Our Software Products May Adversely Affect Our Business.

Complex software such as the software developed by MangoSoft may contain defects when introduced and also when updates and new versions are released. Our introduction of software with defects or quality problems may result in adverse publicity, product returns, reduced orders, uncollectible or delayed accounts receivable, product redevelopment costs, loss of or delay in market acceptance of our products or claims by customers or others against us. Such problems or claims may have a material and adverse effect on our business, financial condition and results of operations.

We Have Limitations On The Effectiveness Of Our Internal Controls.

We have one full-time employee. This employee is engaged in general and administrative capacities. A complete set of internal controls is not possible in an organization of this size. Management does not expect that its disclosure controls or its internal controls will prevent all errors and intentional misrepresentations. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, if any, within the organization have been detected.

ITEM 1B. UNRESOLVED STAFF COMMENTS

As of December 31, 2009 the Company does not have any unresolved Staff Comments.

ITEM 2. DESCRIPTION OF PROPERTY

As of December 31, 2009 the Company does not own or lease any property.

ITEM 3. LEGAL PROCEEDINGS

There are no material pending legal proceedings

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF THE SECURITY HOLDERS

No matters were submitted during the fourth quarter of the year ended December 31, 2009 to a vote of our security holders, through the solicitation of proxies or otherwise.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(A) Market Information

Our common stock, $0.001 par value, began trading in October 1999 on the Over-The-Counter Bulletin Board Market (“OTCBB”) under the symbol “MGNX.” Effective March 7, 2003, our common stock began trading under the symbol “MGOF.” Our symbol change is attributable to our March 7, 2003 1-for-27 reverse stock split.

The following sets forth the high and low bid price quotations for each calendar quarter in which trading occurred during the last two fiscal years,. Such quotations reflect interdealer prices, without retail markup, markdown or commission, and may not represent actual transactions:

2009	High	Low
First Quarter	$0.25	$0.05
Second Quarter	0.27	0.10
Third Quarter	0.23	0.11
Fourth Quarter	0.20	0.11

2008	High	Low
First Quarter	$1.45	$0.37
Second Quarter	0.55	0.29
Third Quarter	0.29	0.10
Fourth Quarter	0.24	0.01

(B) Holders

As of December 31, 2009, there were approximately 266 holders of record of our common stock. This number does not include stockholders for whom shares were held in a “nominee” or “street name.”

(C) Dividends

We have not previously paid any cash dividends on our common stock and do not anticipate or contemplate paying cash dividends on our common stock in the foreseeable future. It is the present intention of management to utilize all available funds for future operations.

The only restrictions that limit the ability to pay dividends on the common stock are those imposed by State law. Under Nevada Corporate Law, no dividends or other distributions may be made which would render us insolvent or reduce assets to less than the sum of our liabilities plus the amount needed to satisfy any liquidation preference.

(D) Securities Authorized for Issuance Under Equity Compensation Plans

The following sets forth information surrounding compensation plans in which we have authorized the future issuance of our common stock:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	272,150	$$0.12	17,987

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Annual Report on Form 10-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this Annual Report that are not statements of historical facts are forward-looking statements, which involve risks and uncertainties. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions are intended to identify forward-looking statements. Our actual results may differ materially from those indicated in the forward-looking statements as a result of the factors set forth elsewhere in this Annual Report on Form 10-K, including under “Risk Factors.” You should read the following discussion and analysis together with our condensed consolidated financial statements for the periods specified and the related notes included herein. Further reference should be made to our Annual Report on Form 10-K for the period ended December 31, 2009 filed with the Securities and Exchange Commission.

OVERVIEW

We marketed, sold and supported Internet business software and services that improve the utility and effectiveness of Internet-based business applications. Our software solutions address the networking needs of small businesses, workgroups and large enterprises. Our products and services enhance the performance of PC networks and deliver improved service utilizing existing equipment. We no longer develop new software products or services. As of January 1, 2010, we entered into a hosting Licensing Agreement with Built Right Networks which transferred all existing customer accounts to Built Right Networks for their own account. The agreement grants a non-exclusive license to Built Right Networks for our Mangomind and fileTrust™ products. We are no longer actively marketing, selling or supporting these products on a direct basis. However, we have retained all intellectual property rights and intend to evaluate alternative business opportunities for our intellectual property.

Mangomind SM  is a multi-user, business-oriented, peer-to-peer file sharing system, allowing individual users to collaborate over the Internet across organizational boundaries in a safe and secure manner. The architecture is a blend of the manageability of client/server with the autonomy, clustering, and caching optimizations of peer-to-peer. The user experience is one of easy file sharing with colleagues through what looks like an ordinary LAN shared drive. Mangomind SM provides the secure file sharing benefits of a VPN without additional hardware and configuration complexities. Mangomind SM is sold as both a service and a standalone software product

fileTRUST SM is an online data storage service. fileTRUST SM users can access their stored files from any Internet-connected system. The fileTRUST SM service compliments our Mangomind SM service by providing customers with a lower cost online storage system.

CRITICAL ACCOUNTING POLICIES

Our accounting policies are fully described in Note 2 to our consolidated financial statements. The following describes the application of accounting principles that have significant impact on our consolidated financial statements:

Going Concern Assumption - The consolidated financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern. If the consolidated financial statements were prepared on liquidation basis, the carrying value of our assets and liabilities would be adjusted to net realizable amounts. In addition, the classification of the assets and liabilities would be adjusted to reflect the liquidation basis of accounting.

Revenue Recognition - We recognized revenue generated from product sales when persuasive evidence of an arrangement existed, the price was fixed and determinable, delivery had occurred and collection was probable. We recognized revenue generated from the sale of the Mangomind SM and fileTRUST SM services as the service was provided. We recognized revenue generated from the sale of the Mangomind SM product over the period of the first year’s maintenance agreement when persuasive evidence of the arrangement existed, the price was fixed and determinable, delivery and any required installation had been completed and collection is probable. These revenues will be recognized for the account of Built Right Networks going forward under the terms of our Hosting Licensing Agreement.

Stock-based Compensation - As part of our compensation programs offered to our employees, we grant stock options. In addition, we have engaged third-party consultants and advisors and have compensated them in the form of stock options. The Company accounts for stock-based employee compensation arrangements based on estimated fair value.  Stock based compensation expense for the year ended December 31, 2009 was $1,132.  There was no stock based compensation expense recorded in 2008.

Costs and Expenses

Cost of services - Cost of services consist solely of the expenses we incurred to administer and service the Mangomind SM and fileTRUST SM services. These expenses consisted primarily of salaries and related personnel costs, the cost of our outsourced data center, the license royalties we pay to our e-security software provider for the encryption used in the Mangomind SM service and the fees we paid to Built Right Networks to manage our billable services infrastructure. These costs will be recognized for the account of Built Right Networks or eliminated going forward under the terms of our Hosting Licensing Agreement.

Other Operating Expenses - General and administrative expenses consisted primarily of salaries and related personnel costs and other general corporate costs such as facility costs, commercial and general liability insurance, accounting and legal expenses and other costs typical of a publicly held corporation. At December 31, 2009, there were no full time employees performing selling and marketing activities.

Reduction in Force - We have reduced our work force on four occasions since April 23, 2001 due to adverse economic conditions and our need to conserve capital. At December 31, 2009, we had one employee and outsourced almost functions.

RESULTS OF OPERATIONS - YEARS ENDED DECEMBER 31, 2009 AND 2008

Service revenues for the year ended December 31, 2009 decreased $119,686 or 45% to $149,097 compared with $268,783 for 2008.  In 2008, there was a one-time license fee in the amount of $2,300,000 as a result of the settlement of litigation with Skype. Excluding the Skype license fee revenue, two customers accounted for 37% and 25% of our revenues in 2009 and 2008 respectively. We recognized $138,506 from the sale of our Mangomind SM service and $10,591 from the sale of our fileTRUST SM service during the year ended December 31, 2009. During the year 2008, we recognized $256,381 from the sale of the Mangomind SM service and $12,402 from the sale of our fileTRUST SM service.

Cost of services for year ended December 31, 2009 decreased $84,446  or 32.5% to $175,029 compared to $259,475 for the comparable year in 2008. Cost of services consists primarily of outsourced data center charges with Built Right Networks.

There was no engineering and development expense for the years ended December 31, 2009 and 2008. During the years ended December 31, 2009 and 2008, we had no employees performing engineering or development activities

For the year ended December 31, 2009, other operating expenses including selling and marketing and general and administrative expenses decreased $731,507 or 73% to $267,141 compared with $998,648 for the comparable period in 2008. The decrease in other operating expenses primarily relates to an additional $763,000 in legal fees, in 2008, as a result of the Skype litigation settlement. These legal fees include $690,000 that was contingent on a favorable outcome for the Company.

During the year ended December 31, 2009, our one (1) full-time employee was working in a general and administrative capacity. As of December 31, 2008, we had one employee working in a general and administrative capacity and outsourced  other functions.

There was stock based compensation of $1,132 included in general and administrative expenses  for the year ended December 31, 2009 and no stock-based compensation recorded for the year ended December 31, 2008.

Our results of operations deteriorated by $840,733 to a loss of $293,073 for the year ended December 31, 2009 compared with net income from operations of $547,660 for 2008 This is primarily a result of the one-time license fee in 2008 from Skype offset by the related legal fees as discussed above.

Interest income increased $69,728 to $89,128 for the year ended December 31, 2009 compared to $19,400 for the year ended December 31, 2008. This interest is related to our investment in Law Cash, as described in Note 10 to our consolidated financial statements.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We were formed in June 1995 and, since our formation, have raised approximately $75,450,000 in financing from private placements of debt and equity securities. In addition to the financing we received through the sale of our securities, we have, at times, depended upon loans from stockholders and directors and credit from suppliers to meet interim financing needs. Borrowings from stockholders and directors have generally been refinanced with new debt instruments or converted into additional equity. At December 31, 2009, approximately $79,000 in additional financing was provided through accounts payable, accrued expenses and other trade credit, a significant portion of which is past due.

At December 31, 2009, we had a cash balance of approximately $677,000 and a working capital balance of approximately $1,711,000. We do not have any commercial commitments or off balance sheet financing. Our commitments under our operating leases are described in Note 8 to our consolidated financial statements.

We did not make any capital expenditures during the fiscal year 2009.

We have significantly modified our operations and reduced our work force on four separate occasions since April 2001. We outsourced the management of our billable services infrastructure, software code base, customer support and reseller channel management to Built Right Networks through December 31, 2009. Built Right Networks received a fee based on the percentage of monthly income earned plus an administration fee. The outsourcing arrangement with Built Right Networks was terminated as of December 31, 2009 under the terms of our Hosting Licensing Agreement with Built Right under which Built Right Networks will maintain product and customer support for their own account. With the transition of all our existing accounts to Built Right Networks under this new agreement as of January 1, 2010, our billable infrastructure services are no longer necessary.

Unless we can generate significant on-going revenue, we will need additional sources of equity or debt financing. Although we have been successful in raising past financing, there can be no assurances that additional financing will be available to us on commercially reasonable terms, or at all.

As shown in the audited consolidated financial statements, during the years ended December 31, 2009 and 2008, we recognized net income (loss) of $(55,791) and $567,060, respectively. Cash provided by (used in) operations during the years ended December 31, 2009 and 2008 was $(335,412) and $640,580 respectively. These factors, among others, raise significant doubt about our ability to continue as a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow and meet our obligations on a timely basis and ultimately attain profitability.

PLAN OF OPERATION

We believe that we may be required to raise additional funds in order to meet our cash requirements. In the event that our revenues from the current marketing, sales and support of our business software and services are insufficient, we may need to seek alternative sources of capital over the next twelve (12) months. While we do not anticipate any capital expenditures, product research and development or significant increase in employees over the next twelve (12) months, we continue to have additional cash needs related to our ongoing operations. In the event that cash flow from operations is insufficient for us to meet our obligations on a timely basis, we will be required to raise additional capital from stockholders, of which there can be no assurances.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any commercial commitments or off balance sheet financing. Our commitments under our operating leases are described in Note 8 to our consolidated financial statements.

ITEM 8. FINANCIAL STATEMENTS

Our consolidated financial statements and related notes, which are attached to this Annual Report on Form 10-K beginning on page 29, are incorporated by reference.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A(T).  CONTROLS AND PROCEDURES

Evaluation of disclosure controls and procedures.

We carried out an evaluation, under the supervision and with our sole employee Dennis Goett in his role as President, Chief Operating Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934).  Based upon that evaluation, the President, Chief Operating Officer and Chief Financial Officer concluded that our disclosure controls and procedures are not effective as of December 31, 2009.

Management’s Annual Report on Internal Control over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934.  Under the supervision and with the participation of our management, including our President, Chief Operating Officer and Chief Financial Officer we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO Framework”).  Based on our evaluation , our management concluded that our internal control over financial reporting was not effective based on criteria set forth on the COSO Framework.

At December 31, 2009, we had one employee and outsourced most functions. A complete set of internal controls including segregation of duties is not possible in an organization of this size. However, we have implemented control procedures surrounding the maintenance of our accounting and financial systems and the safeguarding of our assets. Further, all transactions entered into outside the normal course of our day-to-day operations must be approved by Mr. Dennis Goett, Chief Operating Officer.

Our Chief Operating Officer, President and director, after evaluating the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this Quarterly Report on Form 10-Q (the "Evaluation Date"), has concluded that as of the Evaluation Date, our disclosure controls and procedures were not effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Operating Officer, as appropriate, to allow timely decisions regarding required disclosure.

We have identified deficiencies in the design or operation of the Company’s internal controls that we consider to be material weaknesses in the effectiveness of the Company’s internal controls pursuant to standards established by the Public Company Accounting Oversight Board. A “material weakness” is a deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Specifically, we found that the Company has an overall lack of segregation of duties as well as a lack of necessary corporate accounting resources related to the financial reporting process and accounting functions as the Company does not have any full time accounting personnel. The Company’s President serves as both Chief Operating Officer and Chief Financial Officer of the Company. Accordingly, certain functional and monitoring controls do not exist as of December 31, 2009.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

There was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the year ended December 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

On April 22, 2009, Dale Vincent, the Chief Executive Officer and President and sole Director and sole employee of MangoSoft, Inc. (the “Company”), passed away.  As a result of the vacancy created by the death of Mr. Vincent, on April 28, 2009, Selig Zises was elected as a Director of the Company by written consent of a majority of the stockholders of the Company in lieu of a stockholders’ meeting.  Thereafter, Mr. Zises appointed himself as Interim Chief Executive Officer and Interim Secretary of the Company.  Mr. Zises will not receive any compensation as an officer or director of the Company.  Mr. Zises is 67 years of age and has been a private investor for the past five (5) years.  There is no family relationship between Selig Zises and any other former executive officer or director of the Company, and there is no arrangement or understanding under which Selig Zises was appointed Director, Interim Chief Executive Officer or Interim Secretary.

Effective November 18, 2010, Dennis M. Goett was appointed Chief Operating Officer and Chief Financial Officer and elected to the Board of Directors of Mangosoft, Inc.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules there under require our directors and officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Our personnel generally prepare these reports on the basis of information obtained from each director and officer, and greater than 10% stockholders are required by the Commission to furnish the Company with copies of all reports filed. To the best of our knowledge, all reports required by Section 16(a) of the Exchange Act to be filed by our directors, officers and 10% or greater stockholders during our fiscal year ended December 31, 2009 were filed on time.

Audit Committee

We do not have an Audit Committee comprised of independent directors

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s employees who may be hired from time to time, including its President and Chief Executive Officer and its accounting personnel. The Company will provide, without charge, a copy of the Code of Ethics on the written request of any person, addressed to the Company’s Chief Executive Officer at MangoSoft, Inc., 108 Village Square, Suite 315, Somers, New York 10589. The Company will post a copy of this Code of Ethics on its corporate website - www.mangosoft.com.

ITEM 11. EXECUTIVE COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

Overview

The Board of Directors is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Board seeks to ensure that the total compensation is fair and reasonable. As of December 31, 2009, we have two (2) executive officers.

This section describes our compensation program for our executive officers. The discussion focuses on our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. We address why we believe our compensation program is appropriate for us and our stockholders, and we explain how executive compensation is determined.

Compensation Philosophy and Design

Historically, our compensation philosophy has been to preserve cash and minimize expenses while rewarding the creation of long-term stockholder value. Our historical compensation philosophy and design have more closely resembled that of a private company than a public company. In addition, our Board of Directors has not adopted any formal or informal policies or guidelines for allocating compensation between cash and equity compensation or other forms of non-cash compensation.

As a result of our history of operating losses, our cash compensation plans have been designed to balance our salary expenses against cash flows and available cash and our need to retain key members of management. Our executive compensation packages have not included a variable cash compensation element to date.

Objectives of Our Compensation Program for Executive Officers

The fundamental objective of our executive compensation and benefits program is to maximize stockholder value over time.

As noted above, our compensation decisions to date have been based largely on our budget and operating results and on our need to preserve cash.

Elements of Executive Compensation

Our compensation program consists of a base salary and a long-term compensation awarded in equity, consisting of equity-based incentives such as stock options.

In recent periods, there have been no discretionary bonuses for our Chief Executive Officer or Chief Operating Officer. Our Chief Executive Officer or our Chief Operating Officer is currently not entitled under the terms of his employment to any cash severance or similar benefits in connection with a termination of employment or change of control. However, there are provisions in the option agreement of the Chief Operating Officer for the acceleration of option vesting in the event of certain termination or change of control events.

Currently all of our cash compensation is paid out within one year. We do not have any deferred compensation cash plans. Our equity-based incentives are long-term incentives that are based on the parameters described below under "Equity-Based Incentives."

Allocation of Compensation Among Principal Elements

The specifics of each element are as follows:

Base Salary

Historically, we have paid base salaries that we believe are below the market median for officers performing comparable jobs at comparable public companies. The annual salary for Dale Vincent, our President and Chief Executive Officer, remained the same at $202,000 on an annualized basis for 2009 and 2008. Mr. Vincent passed away in April 2009, terminating his compensation at the date of his passing.

Equity-Based Incentives

We grant equity-based incentives to our Chief Operating Officer (“COO”), in order to create a corporate culture that aligns employee interests with stockholder interests. We have not adopted any specific stock ownership guidelines. At present, our long-term compensation consists solely of stock options. Our Board of Directors grants options to our executive officer to enable him to participate in any long-term appreciation in our stockholder value.

During the year ended December 31, 2009 the Board of Directors granted options to purchase up to 272,150 shares of the Company’s common stock to its COO.  As a result of this grant $1,132 of stock-based compensation expense was recognized in the Company’s statement of operations for the year ended December 31, 2009.

Discretionary Bonuses

We have not adopted any formal cash bonus plans.

Benefits

We provide no benefits to our executive officer.

SUMMARY COMPENSATION TABLE

The following table presents information concerning the total compensation of our Chief Executive Officer for services rendered to us in all capacities for the fiscal years ended December 31, 2009, 2008 and 2007. Our Chief Executive Officer received no other compensation required to be disclosed by law or in excess of $10,000 annually.

Name and Principal Position	Year	Salary ($)	Discretionary Non-Plan Based Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dale Vincent	2009	$70,092	$—	$—	$—	$—	$70,092
President and Chief	2008	202,488	—	—	—	—	202,488
Executive Officer	2007	202,488	—	—	—	—	202,488
Dennis Goett	2009	15,000		1,132			16,132
Chief Financial Officer

GRANTS OF PLAN-BASED AWARDS

Options to purchase 272,150 common shares were issued to Dennis Goett during the fiscal year ended December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents certain information concerning equity awards held by our Chief Executive Officer at the end of the fiscal year ended December 31, 2009.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mr. Dennis Goett Chief Operating Officer and Chief Financial Officer	—	272,150	—	$0.12	November 23, 2019

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END

There were no options exercised during the fiscal year ended December 31, 2009, and there were no stock awards that vested during the fiscal year. The options granted to Dennis Goett, as Chief Operating Officer and Chief Financial Officer, in November 2009 do not begin to vest until November 1, 2010.

Legal Proceedings

We are not aware of any legal proceedings which name our sole officer and director as a defendant or co-defendant and therefore have no obligation to indemnify him for legal costs related to such litigation.

Compensation of Directors

There were no outside directors in 2009. Accordingly, with the exception of the compensation we paid to Mr. Vincent for his services as our President and Chief Executive Officer, no other compensation was paid to any director in 2009.

Employment Contracts

None.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of March 25, 2010 with respect to beneficial ownership of our common stock by (i) each person we know to own beneficially more than 5% of our outstanding common stock; (ii) each director and named executive officer; and (iii) all directors and named executive officers as a group. The percentages in the last column are based on 5,443,157 shares of common stock outstanding on March 25, 2010. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For the purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of shares not owned directly by the named director or executive officer does not constitute an admission that such shares are beneficially owned by the director or officer for any other purpose.

Beneficial owners:	Number of Shares of Common Stock Owned	Percent of Outstanding Common Stock Owned

Selig Zises (1)(5)	12,549	.23%
Douglas Krugman (6)	1,656,999	30.44%
Southpaw Asset Management LP (2)	1,482,128	27.2%
Jay Zises (3)(5)	807,712	15.0%
Directors and officers:
Dennis Goett (4)	272,150	4.8%

All Directors and officers as a group	272,150	4.8%

(1)
Total shares of common stock beneficially owned by the Chairman of our Board of Directors, Selig Zises, include 2,549 shares owned by his daughter Lynn Zises. Selig Zises is the brother of Jay Zises, both of whom are principal stockholders of the MangoSoft. Other than the Zises family relationships references in this table and the related footnotes, there are no affiliations between Selig Zises and any other persons or entities identified in such table or footnotes. Selig Zises ’ address is 988 Fifth Avenue, New York, New York 10075.

(2)
This Information is based solely on Schedule 13D, as amended, filed with the Securities and Exchange Commission on February 20, 2009 by (i) Southpaw Credit Opportunity Master Fund LP (“Fund”), a Cayman Islands limited partnership, as the holder of the shares of Common Stock, (ii) Southpaw Asset Management LP (“Southpaw Management”), a Delaware limited partnership, as the investment manager to Fund, (iii) Southpaw Holdings LLC (“Southpaw Holdings”), a Delaware limited liability company, as the general partner of Southpaw Management, (iv) Kevin Wyman, a principal of Southpaw Holdings LLC, and (v) Howard Golden, a principal of Southpaw Holdings LLC (the persons mentioned in (i), (ii), (iii), (iv) and (v) immediately preceding are collectively referred to as “Southpaw”). Southpaw has the power to vote and dispose of all 1,482,128 shares of the Company’s Common Stock.

(3)
Total shares of common stock beneficially owned by Jay Zises, the brother of the Chairman of our Board of Directors, Selig Zises, include the following: 591,930 shares owned by Jay Zises; 214,942 shares owned by Delaware Guarantee & Trust TTEE FBO Jay Zises IRA (a self-directed IRA); 701 shares owned by Nancy Zises as custodian for Meryl Shane Zises; and 139 shares owned by Jay Zises as custodian for Justin Zises. Nancy Zises is the wife of Jay Zises. Other than the Zises family relationships referenced in this table and the related footnotes, there are no affiliations between Jay Zises and any other persons or entities identified in such table or footnotes. Jay Zises ’ address is 965 Fifth Avenue, Apt. 10B, New York, New York 10021.

(4)
Includes 272,150 shares of common stock Mr. Goett has the right to acquire through the exercise of stock options. Mr. Goett’s address is c/o MangoSoft, Inc., 108 Village Square, Suite 315, Somers, New York 10589.

(5)
Beneficially owned shares for Jay Zises and Selig Zises exclude 10,000 shares of the Series B Convertible Preferred Stock owned by each Jay Zises and Selig Zises which were issued on July 23, 2003. Each share of Preferred stock is convertible into one share of common stock at the option of the holder. In addition to its convertible features, the holders of the Preferred Stock are entitled to twenty-five votes per share of Preferred Stock on any matter brought to the vote of shareholders.

(6)
On December 12, 2008, Selig Zises sold an aggregate of 1,656,999 shares of Common Stock for $0.02 per share in a series of two open market transactions and one privately negotiated transaction to Douglas Krugman, his son-in-law. Mr. Krugman subsequent to December 31, 2009, gifted these shares into a trust for the benefit of his children.

Securities Authorized for Issuance Under Equity Compensation Plans

See information provided under the Section titled “ Securities Authorized for Issuance Under Equity Compensation Plans” under Part II, Item 5 above.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 26, 2006, Selig Zises provided bridge financing to the Company in the principal amount of $250,000. At the closing of the Company’s offer and sale of 2,400,000 shares of common stock on January 10, 2008, the bridge financing provided by Selig Zises was automatically converted into a subscription of common stock ~~.~~ of 500,000 shares . Furthermore, Selig Zises purchased an additional 300,000 shares for $150,000 in cash during such sale of 2,400,000 shares of common stock ..

On January 10, 2008, in connection with the sale of 2,400,000 of common stock, Jay Zises purchased 300,000 shares for $150,000 in cash.

In February 2008, in connection with the Company’s rights offering Jay Zises purchased 400,000 shares and Selig Zises purchased 750,000 shares of common stock for $ 200,000 and $375,000, respectively.

On December 12, 2008, Selig Zises sold an aggregate of 1,656,999 shares of Common Stock for $0.02 per share in a series of two open market transactions and one privately negotiated transaction to Douglas Krugman, his son-in-law.

On January 29, 2009 the Company agreed to loan $600,000 to Plaintiff Holding XI LLC a wholly owned subsidiary of Plaintiff Funding Holding, Inc. d/b/a LawCash, a company controlled by Mr. Selig Zises and Mr. Jay Zises.  This loan is evidenced by a secured promissory note having a one year term and bearing interest at 14% per annum.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Fees billed by Stowe & Degon, LLC for the audit of our annual financial statements for the fiscal years ended December 31, 2009 and 2008 and the review of our quarterly financial statements included in our quarterly reports on Form 10-Q were approximately $36,000 and $33,000, respectively.

Audit-Related Fees

There were no other fees billed by Stowe & Degon, LLC during the last three fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

Audit Committee Pre-Approval

We do not have an Audit Committee of independent directors. The Board of Directors has the authority to approve 100% of audit, accounting and tax services.

ITEM 15. EXHIBITS AND REPORTS ON FORM 8-K

(a)  Exhibits:

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger by and among First American Clock Co., MangoSoft Corporation and MangoMerger Corp., dated as of August 27, 1999. (1)

3.1	Articles of Incorporation, as amended. (2)

3.2	By-laws. (2)

4.1	Rights Plan. (6)

10	Lease of Westborough Office Park, Building Five, dated November 10, 1995. (3)

14	Code of Ethics. (7)

21	Subsidiary of the Registrant. (2)

23.1	Consent of Registered Public Accounting Firm*

31.1	Certification of Principal Executive Officer required by Rule 13a 14(a) or Rule 15-d14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

99.1	1999 Incentive Compensation Plan, as amended and restated on May 1, 2000. (1)

99.2	Form of Subscription Agreement for purchase of common stock, dated as of March 20, 2000. (1)

99.3	Form of Warrant Agreement. (1)

99.4	Asset Purchase Agreement, dated February 11, 2002, between MangoSoft, Inc. and Fleet National Bank. (4)

99.5	Warrant Agreement, dated February 11, 2002, between MangoSoft, Inc. and Fleet National Bank. (4)

99.6	Information Management Services Agreement, dated September 30, 2002, between MangoSoft, Inc. and Built Right Networks LLC. (5)

99.7	Rights Agreement, dated March 14, 2003 and amended on July 25, 2003, between MangoSoft, Inc. and Interwest Transfer Co., Inc. (6)

(1)	Filed as an exhibit to our Current Report on Form 8-K for an event dated September 7, 1999 and hereby incorporated by reference thereto.

(2)	Filed as an exhibit to our Registration Statement on Form 10-SB, filed June 9, 2000, and hereby incorporated by reference thereto.

(3)	Filed as an exhibit to our Quarterly Report filed November 9, 1999 for the quarter ended September 30, 1999 and hereby incorporated by reference thereto.

(4)	Filed as an exhibit to our Quarterly Report filed August 14, 2002 for the quarter ended June 30, 2002 and hereby incorporated by reference thereto.

(5)	Filed as an exhibit to our Current Report on Form 8-K for an event dated September 30, 2002 and hereby incorporated by reference thereto.

(6)	Filed as an exhibit to our Current Report on Form 8-K for an event dated March 21, 2003, as amended on July 25, 2003, and hereby incorporated by reference thereto.

(7)	Filed as an exhibit to our Annual Report on Form 10-K filed on March 30, 2008 for the year ended December 31, 2006 and hereby incorporated by reference thereto.

*	Filed herewith.

(b)	Reports on Form 8-K:

(1)	On January 22, 2008, Form 8-K was filed indicating that its Board of Directors has extended the expiration date of its previously announced rights offering from January 29, 2009 to February 18, 2009.

(2)	On January 29, 2008, Form 8-K was filed indicating that its Board of Directors has extended the expiration date of its previously announced rights offering from February 18, 2009 to February 19, 2009.

(3)
On February 27, 2008, Form 8-K was filed indicating the closing and the results of its rights offering which ended as of the close of business on February 19, 2009. The Company received gross proceeds of approximately $1,023,672 and will issue approximately 2,047,344 shares of its common stock to its stockholders who properly exercised their rights in the rights offering. The Company expects to commence issuing the shares of common stock on or about February 27, 2009.

(4)
On May 14 2008, Form 8-K was filed indicating that the United States Court of Appeals for the Federal Circuit issued an opinion in the case Mangosoft, Inc. et al. v. Oracle Corporation. The opinion affirmed the District Court’s claim construction order of September 21, 2004 and the District Court’s decision granting defendant’s motion for summary judgment on non-infringement entered by the District Court on March 28, 2008.

(5)
On December 4, 2008, Form 8-K was filed indicating that Mangosoft, Inc. entered into an agreement to settle its patent litigation with Skype Technologies SA, Skype Software SARL and eBay Inc. titled Mangosoft Intellectual Property, Inc. V. Skype Technologies, S.A. et al., Civil Action No. 2:06CV-390 TJW, which was pending in the United States District Court for the Eastern District of Texas. Under the terms of the Agreement, eBay and its affiliates and subsidiaries will receive a non-exclusive license to all of the patents or patent applications now owned by the Company, or in which the Company has a controlling interest, for a one time fee in the amount of $2,300,000. The Agreement also provides for general releases and dismisses the existing litigation between the parties.

(6)
On January 29, 2009, Form 8-K was filed indicating that Mangosoft agreed to loan $600,000 to Plaintiff Holding XI LLC, a newly formed wholly owned subsidiary (the “Subsidiary”) of Plaintiff Funding Holding, Inc., d/b/a LawCash. Such loan is evidenced by a secured promissory note issued by the Subsidiary to Mangosoft having a term of one year and bearing interest at the rate of 14% per annum. Each of the Company and LawCash are directly or indirectly controlled by Mr. Selig Zises and Mr. Jay Zises.

(7)
On April 22, 2009, Dale Vincent, the Chief Executive Officer and President and sole Director and sole employee of MangoSoft, Inc. (the “Company”), passed away.  As a result of the vacancy created by the death of Mr. Vincent, on April 28, 2009, Selig Zises was elected as a Director of the Company by written consent of a majority of the stockholders of the Company in lieu of a stockholders’ meeting.  Thereafter, Mr. Zises appointed himself as Interim Chief Executive Officer and Interim Secretary of the Company.  Mr. Zises will not receive any compensation as an officer or director of the Company.  Mr. Zises is 67 years of age and has been a private investor for the past five (5) years.  There is no family relationship between Selig Zises and any other former executive officer or director of the Company, and there is no arrangement or understanding under which Selig Zises was appointed Director, Interim Chief Executive Officer or Interim Secretary.

(8)
On May 22, 2009, MangoSoft, Inc. (the “Company” or “MangoSoft”) agreed to purchase from Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”), for the sum of $400,000 (the “Purchase Price”), all of LawCash’s rights, title and interest in certain specified litigations that had been funded by LawCash (the “Cases”).  LawCash, through its various subsidiaries, is in the business of financing personal injury litigations, such as the Cases, and in connection therewith, receives a contingent interest in the proceeds of the potential recovery by a personal injury claimant or litigant.  In accordance with the bill of sale entered into on May 22, 2009 by the Company and LawCash pursuant to which the Company acquired the Cases (the “Bill of Sale”), LawCash will service the Cases pursuant to a master services agreement dated May 22, 2009 (the “Master Services Agreement”) and the Company is entitled to receive from the disposition of the Cases (i) the return of the Purchase Price, and (ii) a return on the Purchase Price of 14% per annum..

SIGNATURES

In accordance with the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANGOSOFT, INC.

March 31, 2010	By:	/s/ Dennis Goett
Dennis Goett Chief Executive Officer

MANGOSOFT, INC. AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of MangoSoft, Inc.:

We have audited the accompanying consolidated balance sheet of MangoSoft, Inc. and subsidiaries (the “Company”) as of December 31, 2009 and  2008 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of MangoSoft, Inc. and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Stowe & Degon, LLC

Westborough, MA
March 31, 2010

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2009	2008

ASSETS
Current Assets:
Cash and cash equivalents	$677,581	$1,982,192
Accounts receivable	2,677	23,356
Note receivable - related party	600,000	-
Investments	502,312	-
Interest receivable	7,233	-
Total assets	$1,789,803	$2,005,548

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$33,931	$153,177
Accrued compensation	-	3,076
Other accrued expenses	45,215	83,979
Total current liabilities	79,146	240,232

Stockholders’ Equity:
Preferred stock - $.001 par value; authorized, 5,000,000 shares; issued and outstanding, 20,000	20	20
Common stock - $.001 par value, authorized 15,000,000 shares; issued and outstanding, 5,443,157 shares.	5,443	5,443
Additional paid-in capital	90,927,406	90,926,274
Accumulated deficit	(89,222,212)	(89,166,421)
Total stockholders' equity	1,710,657	1,765,316
Total liabilities and stockholders' equity	$1,789,803	$2,005,548

See notes to the consolidated financial statements.

MANGOSOFT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2009	2008

Service revenues	$149,097	$268,783
License revenues related to litigation settlement		2,300,000
	149,097	2,568,783

Costs and expenses:
Cost of services	175,029	259,475
Legal fees related to litigation settlement	-	763,000
General and administrative	267,141	998,648

Loss from operations	(293,073)	547,660
Dividend income	7,807	-
Interest income	89,128	19,400
Gain on sale of investments	84,253	-
Unrealized investment gain	56,094	-

Net income (loss)	$(55,791)	$567,060

Net income (loss) per share – basic	$(0.01)	$0.11)
Net income (loss) per share – diluted	$(0.01)	$0.11)

Weighted average shares outstanding – basic	5,443,157	5,121,444
Weighted average shares outstanding – diluted	5,443,157	5,196,444

See notes to the consolidated financial statements.

MANGOSOFT, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

					Additional
	Convertible Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance, January 1, 2008	20,000	$20	3,413,038	$3,413	$89.904,757	$(89,733,481)	$174,709
Shares issued			2,030,119	2,030	1,021,517		1,023,547
Net Income	-	-	-	-	-	567,060	567,060
Balance, December 31, 2008	20,000	20	5,413,157	5,443	90,926,274	(89,166,421)	1,765,316
Shares issued					1,132		1,132
Net loss	-	-				(55,791)	(55,791)
Balance, December 31, 2009	20,000	$20	5,443,157	$5,443	$90,927,406	$(89,222,212)	$1,710,657

See notes to the consolidated financial statements.

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2009	2008

CASH FLOWS USED IN OPERATING ACTIVITIES:

Net income (loss)	$(55,791)	$567,060
Adjustments to reconcile net income (loss) to net cash used by operating activities:
Unrealized gain in marketable securities	(56,094)	—
Stock-based compensation	1,132	—
Gain on sale of investments	(84,252)	—
Increase (decrease) in cash from the change in:
Accounts receivable	20,679	(2,749)
Accounts payable	(119,246)	38,611
Accrued expenses	(41,840)	37,658
Net cash (used in) provided by operating activities	(335,412)	640,580

CASH FLOWS USED IN INVESTING ACTIVITIES:
Note receivable	(600,000)	—
Interest receivable	(7,233)	—
Proceeds from sale of investments	365,016
Investments acquired	(726,982)	—
Net cash used in investing activities	(969,199)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from private placement of common stock	—	1,023,547
Net cash provided by financing activities	—	1,023,548

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,304,611)	1,664,127
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,982,192	318,065
CASH AND CASH EQUIVALENTS, END OF PERIOD	$677,581	$1,982,192

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	NONE	NONE
Cash paid for income taxes	NONE	NONE

See notes to the consolidated financial statements.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Business and Operations

The Company

MangoSoft, Inc. and subsidiaries (the "Company") markets, sells and supports Internet business software and services that improve the utility and effectiveness of Internet-based business applications. The Company’s software solutions address the networking needs of small businesses, workgroups and large enterprises. The Company is engaged in a single operating segment of the computer software industry.

The Company had one (1) employee respectively, working in a general and administrative capacity.

On July 27, 2006, in order to optimize the Company's flexibility in undertaking new business opportunities, the Company decided to manage its patent portfolio and intellectual property assets through a new wholly-owned subsidiary Mangosoft Intellectual Property, Inc. The new Company is authorized to issue up to 1,000 shares of $.01 par value common stock. Mangosoft Intellectual Property, Inc. issued 100 of these shares of stock to Mangosoft Corp. None of the remaining 900 authorized shares have been issued at December 31, 2009.

On September 11, 2006, Mangosoft Corp. assigned the ownership and legal titles of twelve of its patents and applications with no recorded value to Mangosoft Intellectual Property, Inc., (a wholly owned subsidiary). Pursuant to the agreement, Mangosoft Corp. assigned the entire right, title, and interest in and to the following applications to Mangosoft Intellectual Property, Inc.:

Title	Application No./Patent No.	Filing Date/Issue Date
System For Tracking Data	08/848,970	05/02/97

Method For Scheduling Thread Execution On A Limited Number Operating System	09/069,352	04/29/98

Internet-Based Shared File Service With Native PC Client Access And Semantics And Distributed Access Control	09/704,050	11/01/00

Internet-Based Shared File Service With Native PC Client Access And Semantics	09/704,262	11/01/00

Title	Application No./Patent No.	Filing Date/Issue Date
Dynamic Directory Service	10/704,327	11/07/03

Internet-Based Shared File Service With Native PC Client Access And Semantics And Distributed Version Control	11/285,423	11/21/05

System and Method For Providing Highly Available Data Storage Using Globally Addressable Memory	5,909,540	06/01/99

Remote Access And Geographically Distributed Computers In A Globally Addressable Storage Environment	5,987,506	11/16/99

Shared Client-Side Web Caching Using Globally Addressable Memory	6,026,474	02/15/00

Dynamic Directory Service	6,647,393	11/11/03

Distributed Virtual Web Cache Implemented Entirely in Software	6,760,756	07/06/04

Internet-Based Shared File Service With Native PC Client Access And Semantics	7,058,696	06/06/06

On April 25, 2008, the Company announced that its Mangomind Business Internet File Service now supports Microsoft's Windows Vista. With the addition of Windows Vista, Mangomind runs on all of the most commonly used Windows PC business platforms, including Windows 97, 98, ME, NT, 2000, XP and Windows Server 2003.

On July 3, 2008, the Company filed a registration statement with the Securities and Exchange Commission announcing the rights offering to purchase up to 2,400,000 shares of its common stock to current stockholders of the Company at an unspecified date. Each full right will be exercisable for one share of common stock at a subscription price of approximately $.50 per share. The Company has reserved a total of 2,400,000 shares of common stock for the exercise of these rights. The Company has agreed to pay the fees and expenses of the subscription agent in the rights offering. The Company has also agreed to indemnify the subscription agent from any liability which it may incur in connection with the rights offering, including liabilities under the Securities Act of 1933. The Company will not engage the services of any third party solicitation agent or information agent with respect to the rights offering. The material conditions required to consummate the above rights offering are subject to the approval of the registration statement filed with the Securities and Exchange Commission.

The Company received gross proceeds of $1,023,547 through the issuance of common stock pursuant to a rights offering and as a consequence issued, commencing on or about February 27, 2008, approximately 2,030,119 shares of its common stock to stockholders who properly exercised their rights in the rights offering. Pursuant to the rights offering, which concluded as of the close of business on February 19, 2008, stockholders of record at the close of business on December 21, 2008, received, at no charge, a 0.7032 non-transferable right for each share of common stock owned by such stockholder on the record date. Each full right entitled the holder to purchase one share of the Company's common stock at a purchase price of $0.50 per share.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries after the elimination of all significant intercompany balances.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates. Actual results could differ from those estimates.

Cash and Equivalents - Cash and equivalents include cash on hand, cash deposited with banks and highly liquid debt securities with remaining maturities of ninety days or less when purchased.

Concentration of Credit Risk - The Company maintains deposits in financial institutions, which occasionally exceed federally insured limits. Senior management continually reviews the financial stability of these institutions.

Sales to one customer accounted for 13% of total sales during 2009. Sales to two customers accounted for approximately 37% of total sales during 2008.

The Company purchases all of its outsourced data center services from one vendor. Management believes an alternate vendor could be secured in the event the current vendor discontinued services in its current capacity.

Intangible Assets - Intangible assets consist of acquired technology, customer relationships and service marks (see Note 3).

Revenue Recognition - Software revenue is recognized upon delivery if persuasive evidence of an arrangement exists, the price is fixed and determinable, delivery has occurred and collection is probable. Revenue from sales to distributors is recognized upon sales to end users. Service revenue is recognized as services are performed.

Software Development Costs - Costs incurred prior to technological feasibility of the Company’s software products are expensed as research and development costs. Certain costs incurred after technological feasibility has been established are capitalized. To date, the time period between the establishment of technological feasibility and completion of software development has been short and no significant development costs have been incurred during that period. Accordingly, the Company has not capitalized any software development costs to date.

Stock-Based Compensation - The Company accounts for stock-based employee compensation arrangements based on estimated fair value.  The Company estimates fair value using the Black-Scholes option pricing model.  Significant assumptions used to estimate fair value under this model are; expected term 6.25 years; expected volatility 249%; dividend rate 0%; risk free rate 2.9%.  Stock based compensation expense for the year ended December 31, 2009 was $1,132.  There was no stock based compensation expense recorded in 2008.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (continued)

Equity instruments issued to non-employees are accounted for in accordance with the provisions of Financial Accounting Standards Boards Accounting Standards Codification (ASC) 505-50, “Equity Payments to Non-employees.”

The Company’s 1999 Incentive Compensation Plan, as amended, provides for the issuance of up to 296,297 shares of common stock to employees, officers, directors and consultants in the form of nonqualified and incentive stock options, restricted stock grants and other stock-based awards, including stock appreciation rights. Employee options typically vest over three or four year periods. An option’s maximum term is ten years.

Income Taxes - Deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of existing assets and liabilities, using enacted tax rates. Valuation allowances are established when necessary to reduce the deferred tax assets to those amounts expected to be realized.

Comprehensive Loss - Comprehensive loss was equal to net loss for each year presented.

Net Loss Per Common Share - Basic net income (loss) per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per common share reflects, in addition to the weighted average number of common shares, the potential dilution if common stock options were exercised into common stock, unless the effects of such exercises would have been anti-dilutive. At December 31, 2009, there were 272,150 stock options outstanding the effects of which would be anti-dilutive.  At December 31, 2008, we had 75,000 stock options outstanding which have been included in diluted common shares outstanding.

Recently Issued Accounting Pronouncements

Effectively July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10. Generally Accepted Accounting Principles - Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the sources of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance continued in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements. FASB Position or Emerging Issue Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”).

The Company adopted ASC 855, “Subsequent Events” (“ASC 855”).  ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or available to be issued. The adoption of ASC Topic 855 did not have a material impact on the Company’s consolidated results of operations or financial condition.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. Litigation settlement income

On December 4, 2008, Mangosoft, Inc. entered into an agreement to settle its patent litigation with Skype Technologies SA, Skype Software SARL and eBay Inc. titled Mangosoft Intellectual Property, Inc. V. Skype Technologies, S.A. et al., Civil Action No. 2:06CV-390 TJW, which was pending in the United States District Court for the Eastern District of Texas. Under the terms of the Agreement, eBay and its affiliates and subsidiaries will receive a non-exclusive license to all of the patents or patent applications now owned by the Company, or in which the Company has a controlling interest, for a one time fee in the amount of $2,300,000. The Agreement also provides for general releases and dismisses the existing litigation between the parties.  There was $879,537 associated with the settlement, thus netting cash proceeds of $1,420,463.

4. Income Taxes

ASC 740-10, Income Taxes prescribes a more-likely-than-not threshold of financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The Company has not had any uncertain tax positions requiring derecognition.

The Company files its tax returns as prescribed by the tax laws of the jurisdictions in which it operates. The Company, files income tax returns in the U.S. federal jurisdiction and in the state of New Hampshire. The Company is no longer subject to U.S. federal and state and local tax examinations by tax authorities for years before 2006, although carry forward tax attributes that were generated prior to 2005 may still be adjusted upon examination by tax authorities if they either have been or will be utilized. It is the Company’s policy to recognize interest and penalties related to income tax matters in penalty expense. For both the years ended December 31, 2009 and 2008, there were no amounts of interest and penalties,recognized.

The Company has federal and state tax net operating loss carryforwards available for future periods of approximately $72,200,000. The federal tax net operating loss carryforwards expire beginning in 2010, and state tax net operating loss carryforwards began expiring in 2000. As a result of the changes in the ownership of the Company, there may be limitations on the amounts of net operating loss carryforwards that may be utilized in any one year. The Company also has research and development credits for federal tax purposes of approximately $518,000, which expire beginning in 2011.

The tax effect of significant items comprising the Company’s deferred tax assets at December 31, 2009 is as follows:

2009

Deferred tax assets:
Net operating loss carryforwards	$24,749,000
Research and development credits	518,000
25,267,000
Valuation allowance	(25,267,000)
Net deferred tax assets	$-

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. Income Taxes (continued)

The Company believes that uncertainty exists with respect to future realization of the deferred tax assets and has established a valuation allowance for the full amount as of December 31, 2009 and 2008.

A reconciliation between the amounts of income tax determined by applying the applicable U.S. statutory tax rate to the pre-tax loss is as follows:

	2009	2008

Federal statutory rate	34%	34%
State tax, net of federal impact	6	6
Provision for valuation allowance on deferred tax assets	(40)	(40)
Effective tax rate	-%	-%

5. Stockholders’ Equity

Preferred stock -The Preferred Stock has no stated dividend rate. Each share of Preferred Stock is convertible into one share of common stock at the option of the holder. In addition to the conversion feature, the holders of the Preferred Stock are entitled to twenty-five votes per share of Preferred Stock on any matter brought to a vote of stockholders.

On January 10, 2007, the Company issued an aggregate of 2,400,000 shares of common stock, par value $.001 per share to a group of investors led by current stockholders. Through the private placement of its common stock, the Company raised aggregate gross proceeds of $1,200,000. One of the investors in the offering provided bridge financing to the Company on September 20, 2006 in the principal amount of $250,000. This principal amount and accrued interest of $ 6,463 was automatically converted into a subscription for common stock pursuant to the offering. The Company intends to utilize the net proceeds of the private placement to pay past due expenses and to fund its various patent litigations.

On March 11, 2003, the Board of Directors of MangoSoft, Inc. declared a dividend distribution of one right (a “Right”) to purchase one-tenth of a share of common stock, $0.001 par value, of the Company for each share of common stock, payable to stockholders of record on March 18, 2003. The Board of Directors also authorized and directed the issuance of one Right with respect to each common share issued thereafter until the distribution date (as defined in the Rights Agreement) and, in certain circumstances, with respect to common shares issued after the distribution date. Except as set forth in the Rights Agreement, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one-tenth of a common share at a price of $250 per whole common share, subject to adjustment, as amended. The description and terms of the Rights   are set forth in a Rights Agreement between the Company and Interwest Transfer Co., Inc., as Rights Agent, dated as of March 14, 2003, as amended.

6. Stock Option Plan

The Company’s 1999 Incentive Compensation Plan (the “Plan”) as amended, provides for the issuance of up to 296,297 shares of common stock to employees, officers, directors and consultants in the form of nonqualified and incentive stock options, restricted stock grants or other stock-based awards, including stock appreciation rights. The stock options are exercisable as specified at the date of grant and expire no later than ten years from the date of grant. As of December 31, 2009, there were 17,987 remaining options available for grant under the Plan. The plan was amended in February 2010 to increase the number of shares of common stock that could be issued under the plan to 750,000.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. Stock Option Plan (continued)

Stock-based compensation in the amount of $1,132 is included in the Company’s 2009 results of operations in connection with  grants issued during 2009 at exercise prices equal to the fair value of the Company’s common stock at the grant date.  No stock-baased compensation was included in the Company’s 2008 results of operations

There was no stock option activity in  2008. In November 2009 272,150 options were issued to Dennis Goett, Chief Operating Officer.  These options had a fair value at the date of grant of $0.12.

Stock options granted and outstanding under the 1999 Stock Option Plan, are as follows:

	Number of Options	Weighted Exercise Price
Outstanding at December 31, 2008	75,000	$2.54
Expired	(75,000)	$2.54
Granted	272,150	$0.12

Outstanding at December 31, 2009	272,150	$0.12

Exercisable at December 31, 2009 and 2008	-

Options Outstanding			Options Exercisable
Number of Options	Range of Exercise Prices	Weighted Average Remaining Life (in years)	Weighted Average Exe rcise Price	Number Currently Exercisable
272,150	$0.12	9.9	$0.12	-

  All of the option outstanding at December 31, 2009 are expected to vest within three years and have an intrinsic value of $2,721 at December 31, 2009.  Total compensation cost related to nonvested awards expected to be recognized in future periods is $32,600.  The weighted average period over which this compensation is expected to be recognized is 1.96 years.

In February 2010 Options to purchase a total of 75,000 shares of common stock were issued to two of the Company’s directors.

7. Retirement Savings Plan

The Company adopted a savings plan for its employees pursuant to Section 401(k) of the Internal Revenue Code. All employees are eligible to participate and the plan allows a deferral ranging from a minimum 1% to the maximum percentage of compensation permitted by law. The Company may, at the discretion of the Board of Directors, make contributions on behalf of its employees under this plan. Such contributions, if any, become fully vested after five years of continuous service. The Company did not make any contribution in 2009 or 2008.

MANGOSOFT, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. Commitments and Contingencies

The Company has been, and expects to continue to be, subject to legal proceedings and claims that arise in the ordinary course of business. Management currently believes the resolution of these matters will not have a material adverse impact on the Company’s financial position, results of operations or its cash flows.

9. Related Party Transactions

Note receivable – related party represents an amount pursuant to an agreement entered into on January 29, 2009.  Under this agreement MangoSoft, Inc. (the “Company” or “MangoSoft”) agreed to loan $600,000 to Plaintiff Holding XI LLC, a newly formed wholly owned subsidiary (the “Subsidiary”) of Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”).  Such $600,000 loan (the “Loan”) is evidenced by a secured promissory note issued by the Subsidiary to MangoSoft having a term of one (1) year and bearing interest at the rate of 14% per annum (the “MangoSoft Secured Note”).  LawCash, through its various subsidiaries, is in the business of financing litigations, and the proceeds of the Loan will be used to fund various plaintiffs’ receivables in the normal course of LawCash’s business.  The Subsidiary’s obligations with respect to the MangoSoft Secured Note are guaranteed by LawCash (the “LawCash Guarantee”), and in addition, Mr. Selig Zises has agreed to guarantee up to $120,000 of losses incurred by the Company in connection with the MangoSoft Secured Note (the “Loss Guarantee”).   Each of the Company and LawCash are directly or indirectly controlled by Mr. Selig Zises and Mr. Jay Zises.

During the year ended December 31, 2009 the Company paid consulting fees in the amount of $45,000 to the widow of Dale Vincent, a stockholder and sole employee and director of the Company until he passed away on April 22, 2009.

10  Investments

Investments include certain marketable securities with a fair value of $167,280 at December 31, 2009, which are held in a brokerage account. Fair value is determined for this investment using quoted prices in an active market. This pricing methodology applies to Level 1 investments in the fair value hierarchy.

On May 22, 2009, the Company purchased from Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”), for the sum of $400,000 (the “Purchase Price”), all of LawCash’s rights, title and interest in certain specified litigations that had been funded by LawCash (the “Cases”).  LawCash, through its various subsidiaries, is in the business of financing personal injury litigations, such as the Cases, and in connection therewith, receives a contingent interest in the proceeds of the potential recovery by a personal injury claimant or litigant.  In accordance with the bill of sale entered into on May 22, 2009 by the Company and LawCash pursuant to which the Company acquired the Cases (the “Bill of Sale”), LawCash will service the Cases pursuant to a master services agreement dated May 22, 2009 (the “Master Services Agreement”) and the Company is entitled to receive from the disposition of the Cases (i) the return of the Purchase Price, and (ii) a return on the Purchase Price of 14% per annum.  This investment, valued at $335,032 at December 31, 2009, is recorded at fair value using significant observable inputs other than quoted market prices and are considered to be level 2 investments in the fair value hierarchy.

11. Geographic Sales Information

The Company generates the majority of its revenues from the sale of its products and services in North America. All of the Company’s 2009 and 2008 revenues were generated from sales to North American customers.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Mangosoft, Inc

We consent to the incorporation by reference in Registration Statements No. 333-50764 and 333-58412 of MangoSoft, Inc. on Form S-8 and Registration Statement No. 333-144317 on Form S-1 of our report dated March 28, 2009, appearing in this Annual Report on Form 10-K/A of MangoSoft, Inc. for the year ended December 31, 2009.

/s/ Stowe & Degon, LLC

Westborough, MA

March 31, 2010

Exhibit 31.1

CERTIFICATION

I, Dennis Goett, certify that:

1. I have reviewed this annual report on Form 10-K of MangoSoft, Inc. for the year ended December 31, 2009;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

By:	/s/ Dennis Goett
Chief Executive Officer
March 31, 2010

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MangoSoft, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis Goett, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dennis Goett
Chief Executive Officer
March 31, 2010

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 10-Q

☒                     Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the Quarterly Period Ended September 30, 2010
Commission File Number: 000-30781

MANGOSOFT, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0543565
(State or other jurisdiction	(IRS Employer Identification No.)
of incorporation or organization)

108 Village Square, Suite 315 Somers, NY	10589
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number: (914) 669-5333

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer (Do not check if a smaller reporting company) ☐	Smaller reporting company ☒

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐ No  ☒

As of November 15, 2010, 5,443,157 shares of the Registrant’s common stock, par value $0.001 per share, were outstanding.

MANGOSOFT, INC. AND SUBSIDIARIES

INDEX

Page
PART I. FINANCIAL INFORMATION

ITEM 1 – Condensed Consolidated Financial Statements (Unaudited):

Balance Sheets as of September 30, 2010 and December 31, 2009	3
Statements of Operations for the Three Months Ended September 30, 2010 and 2009	4
Statements of Operations for the Nine Months Ended September 30, 2010 and 2009	5
Statements of Cash Flows for the Nine Months Ended September 30, 2010 and 2009	6
Notes to Unaudited Condensed Consolidated Financial Statements	7

ITEM 2 – Management’s Discussion and Analysis of Financial Condition and Results of Operations	11

ITEM 4 – Controls and Procedures	15

PART II. OTHER INFORMATION

ITEM 1 – Legal Proceedings	16

ITEM 6 – Exhibits and Reports on Form 8-K	17

Signature	20

Officer Certification

2

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2010	December 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$460,031	$677,581
Accounts receivable	708	2,677
Prepaid expenses	27,558	-
Note receivable - related party	600,000	600,000
Investments	471,624	502,312
Interest receivable	7,000	7,233
Total assets	$1,566,921	$1,789,803

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$-	$33,931
Other accrued expenses	34,257	45,215
Total current liabilities	34,257	79,146

Stockholders’ Equity:
Preferred stock - $.001 par value; authorized, 5,000,000 shares; issued and outstanding, 20,000	20	20
Common stock - $.001 par value, authorized 15,000,000 shares; issued and outstanding, 5,443,157 shares	5,443	5,443
Additional paid-in capital	90,930,406	90,927,406
Accumulated deficit	(89,403,205)	(89,222,212)
Total stockholders' equity	1,532,664	1,710,657
Total liabilities and stockholders' equity	$1,566,921	$1,789,803

See notes to the unaudited condensed consolidated financial statements.

3

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended September 30,
	2010	2009

Service revenues	$—	$29,101
Costs and expenses:
Cost of services	—	34,150
General and administrative	142,959	48,393
Loss from operations	(142,959)	(53,442)
Investment income:
Dividend income	—	3,306
Gain on sale of investments	—	22,273
Unrealized investment gain	23,180	30,094
Interest income	22,155	22,725
Net investment income	45,335	78,398
Net income (loss)	$(97,624)	$24,956

Net income (loss) per share – basic and diluted	$(0.02)	$0.01

Weighted average shares outstanding – basic and diluted	5,443,157	5,443,157

See notes to the unaudited condensed consolidated financial statements.

4

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Nine Months Ended September 30,
	2010	2009

Service revenues	$—	$121,379
Costs and expenses:
Cost of services	—	135,299
General and administrative	296,660	198,186
Loss from operations	(296,660)	(212,106)
Investment income:
Dividend income	—	7,807
Gain on sale of investments	6,580	82,969
Unrealized investment gain	42,996	31,826
Interest income	66,091	66,511
Net investment income	115,667	189,113
Net loss	$(180,993)	$(22,993)

Net loss per share – basic and diluted	$(0.03)	$(0.01)

Weighted average shares outstanding – basic and diluted	5,443,157	5,443,157

See notes to the unaudited condensed consolidated financial statements.

5

MANGOSOFT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNADUDITED)

	Nine Months Ended September 30,
	2010	2009

CASH FLOWS USED IN OPERATING ACTIVITIES:

Net loss	$(180,993)	$(22,993)
Adjustments to reconcile net loss to net cash used by operating activities:
Unrealized gain in marketable securities	(42,996)	(31,899)
Gain on sale of investments	—	(82,969)
Stock-based compensation	3,000	-

Increase (decrease) in cash from the change in:
Accounts receivable	1,969	10,318
Prepaid expenses	(27,558)	—
Accounts payable	(33,931)	(153,177)
Other accrued expenses	(10,954)	(59,021)
Net cash used in operating activities	(291,463)	(339,741)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Note receivable	—	(600,000)
Interest receivable	233	(7,000)
Proceeds from sale of investments	73,680	330,186
Investments acquired	—	(726,982)
Net cash provided by (used in) investing activities	73,913	(1,003,796)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(217,550)	(1,343,537)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	677,581	1,982,192
CASH AND CASH EQUIVALENTS, END OF PERIOD	$460,031	$638,655

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	NONE	NONE
Cash paid for income taxes	NONE	NONE

See notes to the unaudited condensed consolidated financial statements.

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MANGOSOFT, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

Through December 31, 2009, MangoSoft (the “Company”) marketed, sold and supported Internet business software and services that improve the utility and effectiveness of Internet-based business applications. Our software solutions address the networking needs of small businesses, workgroups and large enterprises. We have leveraged our patented technology known as “Pooling” to develop our suite of software solutions. Pooling is a peer-to-peer clustering technology that utilizes the network and resources of client personal computers (“PCs”) and workstations to deliver easy-to-use advanced software services. MangoSoft’s proprietary software applications help businesses gain a competitive advantage by improving collaboration with customers, partners and colleagues through smarter, faster Internet communications.

As of January 1, 2010, we entered into a Hosting Licensing Agreement with Built Right Networks (Built Right) under which Built Right provides our software and services to existing MangoSoft customers and new Built Right customers for their own account. Built Right will provide services, maintain the software offering and manage the existing MangoSoft website for the benefit of their customers. MangoSoft retains all intellectual property rights for its software including MangomindSM and fileTrust. The Hosting Licensing Agreement grants a non-exclusive license to Built Right and is cancelable under certain conditions. The Company has not derived any revenue under the Hosting License Agreement during the nine months ended September 30, 2010, nor does the Company expect to receive any revenue under the Hosting License Agreement in the near future. Accordingly, in the Company's view it has been determined that the Hosting License Agreement is not material. We are evaluating alternate applications for our intellectual property. We believe that the current offerings did not provide sufficient growth opportunity for the Company and were more suited to companies such as Built Right with active technology service business models.

The accompanying unaudited condensed consolidated financial statements have been prepared on the same basis as the annual financial statements. In the opinion of management, all significant adjustments, which are normal, recurring in nature and necessary for a fair presentation of the financial position, cash flows and results of the operations of the Company, have been consistently recorded. The operating results for the interim periods presented are not necessarily indicative of expected performance for the entire year.

The unaudited information should be read in conjunction with the audited financial statements of the Company and the notes thereto for the year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

As shown in the unaudited condensed consolidated financial statements, during the nine months ended September 30, 2010 and 2009, the Company incurred net losses of $180,993 and $22,993 respectively. Cash used in operations during the nine months September 30, 2010 and 2009 was $291,463 and $339,741, respectively. These factors, among others, raise significant doubt about the Company’s ability to continue as a going concern. The unaudited condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow and meet its obligations on a timely basis and ultimately attain profitability.

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2.	NET LOSS PER SHARE

Basic net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. Diluted net loss per share reflects, in addition to the weighted average number of common shares, the potential dilution if stock options and warrants outstanding were exercised and/or converted into common stock, unless the effect of such equivalent shares was anti-dilutive.

For the three and nine months ended September 30, 2010 and the nine months ended September 30, 2009, the effect of stock options and other potentially dilutive shares were excluded from the calculation of diluted net loss per common share as their inclusion would have been anti-dilutive.

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3.	REVENUE RECOGNITION

The Company records revenue upon delivery if pervasive evidence of an arrangement exists, the price is fixed and determinable, and collection is probable. Revenue for sales to distributors is recognized upon sales to end users. Service revenue is recognized as services are performed.

During the nine months ended September 30, 2010, there was no revenue recognized.

4.	STOCK-BASED COMPENSATION

As part of our compensation programs offered to our employees, we grant stock options. In addition, we have engaged third-party consultants and advisors and have compensated them in the form of stock options. The Company accounts for stock-based employee compensation arrangements based on estimated fair value.  Stock based compensation expense for the nine months ended September 30, 2010 was $3,000 and for the year ended December 31, 2009 was $1,132.

The Company currently has one stock-based compensation plan, which is described more fully in Note 6 in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, as filed on March 31, 2010. As amended, this plan provides for the issuance of up to 1,046,296 shares of common stock to employees, officers, directors and consultants in the form of nonqualified and incentive stock options, restricted stock grants or other stock-based awards, including stock appreciation rights. The stock options are exercisable as specified at the date of grant and expire no later than ten years from the date of grant. As of September 30, 2010, there were 662,987 remaining options available for grant under this plan.

In November 2009, 272,150 options were issued to Dennis M. Goett, President and Chief Executive Officer.  These options had a fair value at the date of grant of $0.12.

In February 2010 Options to purchase a total of 75,000 shares of common stock were issued to two of the Company’s directors. The estimated fair value of these options on the grant date is $0.17 and was determined using the Black-Scholes option pricing model. The assumptions used in the model were an estimated life of 6.25 years, volatility of 249%, dividend yield of 0.0% and a risk free interest rate of 3.14%.

In May 2010, 30,000 options were issued to Sean M. Gavin, Chief Financial Officer.  The estimated fair value of these options on the date of grant is $0.20 and was determined using the Black-Scholes option pricing model. The assumptions used in the model were an estimated life of 6.25 years, volatility of 313%, dividend yield of 0.0% and a risk free interest rate of 2.69%.

There were no options exercised, forfeited or cancelled during the nine months ended September 30, 2010.

5.	RELATED PARTY TRANSACTIONS

Note receivable – related party represents an amount pursuant to an agreement entered into on January 29, 2009. Under this agreement MangoSoft, Inc. (the “Company” or “MangoSoft”) agreed to loan $600,000 to Plaintiff Holding XI LLC, a newly formed wholly owned subsidiary (the “Subsidiary”) of Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”). Such $600,000 loan (the “Loan”) is evidenced by a secured promissory note issued by the Subsidiary to MangoSoft having a term of one (1) year and bearing interest at the rate of 14% per annum (the “MangoSoft Secured Note”). LawCash, through its various subsidiaries, is in the business of financing litigations, and the proceeds of the Loan will be used to fund various plaintiffs’ receivables in the normal course of LawCash’s business. The Subsidiary’s obligations with respect to the MangoSoft Secured Note are guaranteed by LawCash (the “LawCash Guarantee”), and in addition, Mr. Selig Zises has agreed to guarantee up to $120,000 of losses incurred by the Company in connection with the MangoSoft Secured Note (the “Loss Guaranty”). Each of the Company and LawCash are directly or indirectly controlled by Mr. Selig Zises and Mr. Jay Zises.

During the nine months ended September 30, 2010, the Company paid consulting fees in the amount of $20,000 to the widow of Dale Vincent, a stockholder and sole employee and director of the Company until he passed away on April 22, 2009.

6.	INVESTMENTS

Investments include certain marketable securities with a fair value of $189,360 at September 30, 2010, which are held in a brokerage account. Fair value is determined for this investment using quoted prices in an active market. This pricing methodology applies to Level 1 investments in the fair value hierarchy.

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Investments also include rights acquired during 2009 from Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”), for the sum of $451,000 (the “Purchase Price”).  Under the terms of the rights purchase agreement the Company acquired all of LawCash’s rights, title and interest in certain specified litigations that had been funded by LawCash (the “Cases”).  LawCash, through its various subsidiaries, is in the business of financing personal injury litigations, such as the Cases, and in connection therewith, receives a contingent interest in the proceeds of the potential recovery by a personal injury claimant or litigant.  In accordance with the bill of sale entered into in 2009 by the Company and LawCash pursuant to which the Company acquired the Cases (the “Bill of Sale”), LawCash will service the Cases pursuant to a master services agreement dated May 22, 2009 (the “Master Services Agreement”) and the Company is entitled to receive from the disposition of the Cases (i) the return of the Purchase Price, and (ii) a return on the Purchase Price of 14% per annum.  This investment, valued at $282,264 at September 30, 2010, is recorded at fair value using significant observable inputs other than quoted market prices and is considered to be level 2 investments in the fair value hierarchy.

The Company received $7,500 and $52,767 during the three and nine months ended September 30, 2010, respectively, and $88,705 during both the three and nine months ended September 30, 2009 in 2009 representing a return on this investment.

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Quarterly Report on Form 10-Q contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this Quarterly Report that are not statements of historical facts are forward-looking statements, which involve risks and uncertainties. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions are intended to identify forward-looking statements. Our actual results may differ materially from those indicated in the forward-looking statements as a result of the factors set forth elsewhere in this Quarterly Report on Form 10-Q, including under “Risk Factors.” You should read the following discussion and analysis together with our unaudited condensed consolidated financial statements for the periods specified and the related notes included herein. Further reference should be made to our Annual Report on Form 10-K for the period ended December 31, 2009 filed with the Securities and Exchange Commission.

Overview

We marketed, sold and supported Internet business software and services that improve the utility and effectiveness of Internet-based business applications. Our software solutions address the networking needs of small businesses, workgroups and large enterprises. Our products and services enhance the performance of PC networks and deliver improved service utilizing existing equipment. We no longer develop new software products or services. As of January 1, 2010, we entered into a hosting Licensing Agreement with Built Right Networks which transferred all existing customer accounts to Built Right Networks for their own account. The agreement grants a non-exclusive license to Built Right Networks for our MangomindSM and fileTrust™ products. We are no longer actively marketing, selling or supporting these products on a direct basis. However, we have retained all intellectual property rights and intend to evaluate alternative business opportunities for our intellectual property.

MangomindSM is a multi-user, business-oriented, peer-to-peer file sharing system, allowing individual users to collaborate over the Internet across organizational boundaries in a safe and secure manner. The architecture is a blend of the manageability of client/server with the autonomy, clustering, and caching optimizations of peer-to-peer. The user experience is one of easy file sharing with colleagues through what looks like an ordinary LAN shared drive. MangomindSM provides the secure file sharing benefits of a VPN without additional hardware and configuration complexities. MangomindSM is sold as both a service and a standalone software product.

fileTrust™ is an online data storage service. fileTrust™ users can access their stored files from any Internet-connected system. The fileTrust™ service complements our MangomindSM service by providing customers with a lower cost online storage system.

Costs and Expenses

Cost of services - Cost of services consist solely of the expenses we incur to administer and service the MangomindSM and fileTrust™ services. These expenses consist primarily of salaries and related personnel costs, the cost of our outsourced data center, the license royalties we pay to our e-security software provider for the encryption used in the MangomindSM service and the fees we pay to Built Right Networks to manage our billable services infrastructure. These costs will be recognized for the account of Built Right Networks or eliminated going forward under the terms of our Hosting Licensing Agreement.

During the nine months ended September 30, 2010, there were no costs of service incurred by the Company.

Other Operating Expenses - General and administrative expenses consisted primarily of salaries and related personnel costs and other general corporate costs such as facility costs, commercial and general liability insurance, accounting and legal expenses and other costs typical of a publicly held corporation. At September 30, 2010, there were no full time employees performing selling and marketing activities.

Reduction in Force – We have reduced our work force on four occasions since April 23, 2001 due to adverse economic conditions and our need to conserve capital. At September 30, 2010 we had three employees and outsourced most functions.

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Results of Operations – Three Months Ended September 30, 2010 and 2009

There was no revenue for the three months ended September 30, 2010, as compared to $29,101 for the comparable period in 2009. The decrease was related to the new hosting agreement.  Revenue recognized during the three months ended September 30, 2009 consisted of $26,410 from the sale of the MangomindSM service and $2,691 from the sale of our fileTrust™ service.

There was no cost of service for the three months ended September 30, 2010, as compared to $34,150 for the comparable period in 2009. The decrease was related to the new hosting agreement.

For the three months ended September 30, 2010, other operating expenses including selling and marketing and general and administrative expenses increased $94,566 or 195% to $142,959 compared with $48,393 for the comparable period in 2009. The increase in other operating expenses was due to an increase in work force and professional fee expense.  For the three months ended September 30, 2010, we had three (3) full-time employees.  For the three months ended September 30, 2009, we had no employees and outsourced all functions.

Our loss from operations increased $89,517 to $142,959 for the three months ended September 30, 2010 compared with a loss from operations of $53,442 for the comparable period in 2009, as a result of the above factors.

For the three months ended September 30, 2010, there were no realized gains recognized from the sale of investments and $23,180 in unrealized gains from investments held at Ladenburg Thalmann. For the three months ended September 30, 2009, there was $22,273 in realized gains on the sale of investments, $3,306 in dividend income and $30,094 in unrealized gains from investments held at Ladenburg Thalmann.

Interest income decreased $570 to $22,155 for the three months ended September 30, 2010 compared to $22,725 for the comparable period in 2009 due to the availability of working capital.

Results of Operations – Nine Months Ended September 30, 2010 and 2009

There was no revenue for the nine months ended September 30, 2010, as compared to $121,379 for the comparable period in 2009.  The decrease was related to the new hosting agreement.  Revenue recognized during the three months ended September 30, 2009 consisted of $112,360 from the sale of our MangomindSM service and $9,019 from the sale of our fileTrust™.

There was no cost of service for the nine months ended September 30, 2010, as compared to $135,299 for the comparable period in 2009. The decrease was related to the new hosting agreement.

For the nine months ended September 30, 2010, other operating expenses including selling and marketing and general and administrative expenses increased $98,474 or 50% to $296,660 compared with $198,186 for the comparable period in 2009. The net increase in other operating expenses was due primarily to an increase in payroll expenses and professional fees. For nine months ended September 30, 2010, we had three (3) full-time employees. During the nine months ended September 30, 2009, we were outsourcing all functions.

Our loss from operations increased $84,554 to $296,660 for the nine months ended September 30, 2010 compared with a loss from operations of $212,106 for the comparable period in 2009 as a result of the above factors.

For the nine months ended September 30, 2010, there was $6,580 in realized gains on the sale of investments and $42,996 in unrealized gains from investments held at Ladenburg Thalmann. For the nine months ended September 30, 2009, there was $82,969 in realized gains on the sale of investments, $7,807 in dividend income and $31,826 in unrealized gains from investments held at Ladenburg Thalmann.

      Interest income decreased $420 to $66,091 for the nine months ended September 30, 2010 compared to $66,511 for the comparable period in 2009 due to the availability of working capital.

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Financial Condition, Liquidity and Capital Resources

We were formed in June 1995 and, since our formation, have raised approximately $76,449,000 in financing from private placements of debt and equity securities. In addition to the financing we received through the sale of our securities, we have, at times, depended upon loans from stockholders and directors and credit from suppliers to meet interim financing needs. Borrowings from stockholders and directors have generally been refinanced with new debt instruments or converted into additional equity. At September 30, 2010, approximately $34,000 in additional financing was provided through accounts payable, accrued expenses and other trade credit.

13

On January 29, 2009, Form 8-K was filed indicating that MangoSoft agreed to loan $600,000 to Plaintiff Holding XI LLC, a newly formed wholly owned subsidiary (the “Subsidiary”) of Plaintiff Funding Holding, Inc., d/b/a LawCash. Such loan is evidenced by a secured promissory note issued by the Subsidiary to MangoSoft having a term of one year and bearing interest at the rate of 14% per annum. The loan was renewed on January 29, 2010 with a term of one year and bearing interest at the rate of 14% per annum.

At September 30, 2010, we had a cash balance of $460,031 and working capital of approximately $1,532,664. We do not have any commercial commitments or off balance sheet financing. Our commitments are described in Note 8 in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, as filed on March 30, 2010.

We did not make any capital expenditures during the three and nine months ended September 30, 2010.

We have significantly modified our operations and reduced our work force on four separate occasions since April 2001. We outsourced the management of our billable services infrastructure, software code base, customer support and reseller channel management to Built Right Networks through December 31, 2009. Built Right Networks received a fee based on the percentage of monthly income earned plus an administration fee. The outsourcing arrangement with Built Right Networks was terminated as of December 31, 2009 under the terms of our Hosting Licensing Agreement with Built Right under which Built Right Networks will maintain product and customer support for their own account. With the transition of all our existing accounts to Built Right Networks under this new agreement as of January 1, 2010, our billable infrastructure services are no longer necessary.

Unless we can generate significant on-going revenue, we will need additional sources of equity or debt financing. Although we have been successful in raising past financing, there can be no assurances that additional financing will be available to us on commercially reasonable terms, or at all.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any commercial commitments or off-balance sheet financing. Our commitments are described in Note 8 to our consolidated financial statements filed on Form 10-K for the period ended December 31, 2009, as reported to the Securities and Exchange Commission.

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ITEM 4. CONTROLS AND PROCEDURES

At September 30, 2010, we had three employees and outsourced most functions. A complete set of internal controls including segregation of duties is not possible in an organization of this size. However, we have implemented control procedures surrounding the maintenance of our accounting and financial systems and the safeguarding of our assets. Further, all transactions entered into outside the normal course of our day-to-day operations must be approved by Mr. Dennis Goett, Chief Executive Officer.

Our Chief Executive Officer and President and our Chief Financial Officer, after evaluating the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this Quarterly Report on Form 10-Q (the "Evaluation Date"), have concluded that as of the Evaluation Date, our disclosure controls and procedures were not effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer, as appropriate, to allow timely decisions regarding required disclosure.

We have identified deficiencies in the design or operation of the Company’s internal controls that we consider to be material weaknesses in the effectiveness of the Company’s internal controls pursuant to standards established by the Public Company Accounting Oversight Board. A “material weakness” is a deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Specifically, we found that the Company has an overall lack of segregation of duties as well as a lack of necessary corporate accounting resources related to the financial reporting process and accounting functions as the Company does not have any full time accounting personnel.

There was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the quarter ended September 30, 2010 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II – OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

There are no material pending legal proceedings, other than the routine litigation occurring in the normal course of operations, to which we are party or of which any of our properties are subject.

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ITEM 6.   EXHIBITS AND REPORTS ON FORM 8-K

(a)	Exhibits:

Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among First American Clock Co., MangoSoft Corporation and MangoMerger Corp., dated as of August 27, 1999. (1)

3.1	Articles of Incorporation, as amended. (2)

3.2	By-laws. (2)

4.1	Rights Plan. (6)

10	Lease of Westborough Office Park, Building Five, dated November 10, 1995. (3)

14	Code of Ethics. (7)

21	Subsidiary of the Registrant. (2)

31.1	Certification of Chief Executive Officer required by Rule 13a 14(a) or Rule 15-d14 (a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer required by Rule 13a 14(a) or Rule 15-d14 (a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	1999 Incentive Compensation Plan, as amended and restated on May 1, 2000. (1)

99.2	Form of Subscription Agreement for purchase of common stock, dated as of March 20, 2000. (1)

99.3	Form of Warrant Agreement. (1)

99.4	Asset Purchase Agreement, dated February 11, 2002, between MangoSoft, Inc. and Fleet National Bank. (4)

99.5	Warrant Agreement, dated February 11, 2002, between MangoSoft, Inc. and Fleet National Bank. (4)

99.6	Information Management Services Agreement, dated September 30, 2002, between MangoSoft, Inc. and Built Right Networks LLC. (5)

99.7	Rights Agreement, dated March 14, 2003, between MangoSoft, Inc. and Interwest Transfer Co., Inc. (6)

(1)	Filed as an exhibit to our Current Report on Form 8-K for an event dated September 7, 1999 and hereby incorporated by reference thereto.

(2)	Filed as an exhibit to our Registration Statement on Form 10-SB, filed June 9, 2000, and hereby incorporated by reference thereto.

(3)	Filed as an exhibit to our Quarterly Report filed November 9, 1999 for the quarter ended September 30, 1999 and hereby incorporated by reference thereto.

(4)	Filed as an exhibit to our Quarterly Report filed August 14, 2002 for the quarter ended September 30, 2002 and hereby incorporated by reference thereto.

(5)	Filed as an exhibit to our Current Report on Form 8-K for an event dated September 30, 2002 and hereby incorporated by reference thereto.

(6)	Filed as an exhibit to our Current Report on Form 8-K for an event dated March 21, 2003, as amended on July 25, 2003, and hereby incorporated by reference thereto.

(7)	Filed as an exhibit to our Annual Report filed on March 26, 2004 for the year ended December 31, 2003 and hereby incorporated by reference thereto.

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(b)  Reports on Form 8-K:

(1)	On January 22, 2008, Form 8-K was filed indicating that its Board of Directors has extended the expiration date of its previously announced rights offering from January 29, 2008 to February 18, 2008.

(2)	On January 29, 2008, Form 8-K was filed indicating that its Board of Directors has extended the expiration date of its previously announced rights offering from February 18, 2008 to February 19, 2008.

(3)
On February 27, 2008, Form 8-K was filed indicating the closing and the results of its rights offering which ended as of the close of business on February 19, 2008. The Company received gross proceeds of approximately $1,023,672 and will issue approximately 2,047,344 shares of its common stock to its stockholders who properly exercised their rights in the rights offering. The Company expects to commence issuing the shares of common stock on or about February 27, 2008.

(4)
On May 14 2008, Form 8-K was filed indicating that the United States Court of Appeals for the Federal Circuit issued an opinion in the case MangoSoft, Inc. et al. v. Oracle Corporation. The opinion affirmed the District Court’s claim construction order of September 21, 2004 and the District Court’s decision granting defendant’s motion for summary judgment on non-infringement entered by the District Court on March 28, 2007.

(5)
On December 4, 2008, Form 8-K was filed indicating that MangoSoft, Inc. entered into an agreement to settle its patent litigation with Skype Technologies SA, Skype Software SARL and eBay Inc. titled MangoSoft Intellectual Property, Inc. V. Skype Technologies, S.A. et al., Civil Action No. 2:06CV-390 TJW, which was pending in the United States District Court for the Eastern District of Texas. Under the terms of the Agreement, eBay and its affiliates and subsidiaries will receive a non-exclusive license to all of the patents or patent applications now owned by the Company, or in which the Company has a controlling interest, for a onetime fee in the amount of $2,300,000. The Agreement also provides for general releases and dismisses the existing litigation between the parties.

(6)
On January 29, 2009, Form 8-K was filed indicating that MangoSoft agreed to loan $600,000 to Plaintiff Holding XI LLC, a newly formed wholly owned subsidiary (the “Subsidiary”) of Plaintiff Funding Holding, Inc., d/b/a LawCash. Such loan is evidenced by a secured promissory note issued by the Subsidiary to MangoSoft having a term of one year and bearing interest at the rate of 14% per annum. Each of the Company and LawCash are directly or indirectly controlled by Mr. Selig Zises and Mr. Jay Zises.

(7)
On April 22, 2009, Dale Vincent, the Chief Executive Officer and President and sole Director and sole employee of MangoSoft, Inc. (the “Company”), passed away. As a result of the vacancy created by the death of Mr. Vincent, on April 28, 2009, Selig Zises was elected as a Director of the Company by written consent of a majority of the stockholders of the Company in lieu of a stockholders’ meeting. Thereafter, Mr. Zises appointed himself as Interim Chief Executive Officer and Interim Secretary of the Company. Mr. Zises will not receive any compensation as an officer or director of the Company. Mr. Zises is 67 years of age and has been a private investor for the past five (5) years. There is no family relationship between Selig Zises and any other former executive officer or director of the Company, and there is no arrangement or understanding under which Selig Zises was appointed Director, Interim Chief Executive Officer or Interim Secretary.

(8)
On May 22, 2009, MangoSoft, Inc. (the “Company” or “MangoSoft”) agreed to purchase from Plaintiff Funding Holding, Inc., d/b/a LawCash (“LawCash”), for the sum of $400,000 (the “Purchase Price”), all of LawCash’s rights, title and interest in certain specified litigations that had been funded by LawCash (the “Cases”). LawCash, through its various subsidiaries, is in the business of financing personal injury litigations, such as the Cases, and in connection therewith, receives a contingent interest in the proceeds of the potential recovery by a personal injury claimant or litigant. In accordance with the bill of sale entered into on May 22, 2009 by the Company and LawCash pursuant to which the Company acquired the Cases (the “Bill of Sale”), LawCash will service the Cases pursuant to a master services agreement dated May 22, 2009 (the “Master Services Agreement”) and the Company is entitled to receive from the disposition of the Cases (i) the return of the Purchase Price, and (ii) a return on the Purchase Price of 14% per annum.

(9)
MangoSoft, Inc. (OTC BB: MGOF.OB) announced the appointment of Dennis M. Goett as Chief Operating Officer and Chief Financial Officer of the Company as well as his election to the Board of Directors. The Company also announced the transition of its offices to New York. The Company’s new mailing address is 108 Village Square, Suite 315, Somers, New York 10589. The telephone number for the new executive offices is 914-669-5333.

(10)
Effective December 31, 2009, the Company and Built Right Networks, LLC (“Built Right”) entered into a Hosting License Agreement. Under the terms of this new non-exclusive license, commencing January 1, 2010, Built Right will independently maintain, host and support the Company suite of software offerings and service the Company’s existing customers. Built Right will have the rights to and responsibility for these former client accounts and collect any and all fees related thereto. The Company retains all intellectual property rights. Built Right retains the right to use the Company’s trademarks under the terms of the hosting agreement and will maintain the Company’s web-site for the purposes of continuing these services.

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(11)
Effective February 24, 2010, Selig Zises resigned his interim roles as Chairman and CEO of the Company. Dennis Goett replaces Mr. Zises as Chairman and CEO. At that same time, Elliott H. Singer and Joseph Luminoso, were elected to the Company’s Board of Directors. Mr. Singer brings experience in both corporate development and board service. He founded A+ Communications, a telecommunications company, and built it into a $100 million enterprise. He serves on two other boards; Neurologix Inc. and Ameritrans Capital Corporation and is a founding principal of Fairview Advisors, a middle market merchant bank. Mr. Luminoso is a seasoned software and services senior executive who manages Technical Solutions for 3Par, a manufacturer of systems and software for data storage and information management. He has a long history of successful IT management having previously served at SoftNet Technologies, NetApp and Computer Associates. Mr. Luminoso also served on the board of SoftNet Technologies.

(12)
On June 17, 2010, MangoSoft, Inc. (the “Company”) announced the appointment of Sean M. Gavin as its Chief Financial Officer effective May 24, 2010.  Mr. Gavin is a seasoned executive with a strong background in finance, investments, internal audit, analytics and strategic planning and is a Chartered Financial Analyst. With this appointment, Dennis M. Goett, the Company’s Chairman and CEO, relinquishes his position as CFO of the Company.

19

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 15, 2010	MANGOSOFT, INC.

/S/ Dennis M. Goett
Dennis M. Goett
Chief Executive Officer

November 15, 2010	MANGOSOFT, INC.

/S/ Sean M. Gavin
Sean M. Gavin
Chief Financial Officer

20

Exhibit 31-1

CERTIFICATION

I, Dennis M. Goett, certify that:

(1) I have reviewed this quarterly report on Form 10-Q of MangoSoft, Inc. and Subsidiary;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiary, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States of America;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

(5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 15, 2010
/s/ Dennis M. Goett
Chief Executive Officer

Exhibit 31-2

CERTIFICATION

I, Sean M. Gavin, certify that:

(1) I have reviewed this quarterly report on Form 10-Q of MangoSoft, Inc. and Subsidiary;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiary, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States of America;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

(5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 15, 2010
/s/ Sean M. Gavin
Chief Financial Officer

Exhibit 32-1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MangoSoft, Inc. and Subsidiary (the “Company”) on Form 10-Q for the nine months ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Dennis M. Goett, Chief Executive Officer of the Company, and Sean M. Gavin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dennis M. Goett
Chief Executive Officer
November 15, 2010

By:	/s/ Sean M. Gavin
Chief Financial Officer
November 15, 2010

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.